[logo - American Funds(sm)]

The right choice for the long term(sm)

SMALLCAP WORLD FUND

LESSONS FROM THE INTERNET BUBBLE
[cover:  close-up of colorful cables]

Annual Report for the year
ended September 30, 2001


SMALLCAP WORLD FUND(R)

SMALLCAP WORLD FUND is one of the 29 American Funds,(sm) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

SMALLCAP seeks long-term growth of capital through investments in smaller companies in the United States and around the world.


INVESTMENT HIGHLIGHTS
Total returns for periods ended September 30, 2001, with all distributions reinvested

                                                    Salomon Smith        Global small-
                                 SMALLCAP           Barney World         company mutual
                                 World Fund         Smallcap Index       fund average

One year                         -44.9%             -22.1%               -33.5%

Five years                       +7.2               +2.4                 +14.6

Ten years                        +116.8             +72.6                +91.1

Since fund's inception on        +160.1             +93.5                +126.0
April 30, 1990

Average annual compound
return since inception           +8.7               +6.0                 +7.4


All market indexes cited in this report are unmanaged and include reinvestment of all distributions. The Salomon Smith Barney World Smallcap Index tracks about 5,000 publicly traded stocks in 25 countries with market capitalizations between $100 million and $1.5 billion. The global small-company mutual fund average is computed by Lipper Inc.


OUR 10 MOST SUCCESSFUL HOLDINGS

For holdings owned throughout the fiscal year ended 9/30/01

Western Oil Sands (Canada; oil and gas exploration)        +177.1%
Service Corp. International (U.S.; funeral services)       +147.0
Federal Agricultural Mortgage (U.S.; farm loans)           +89.4
Bharat Petroleum (India; oil refining)                     +88.3
ICON (Ireland; clinical research)                          +84.4
Paladin Resources (U.K.; oil exploration)                  +70.4
Stericycle (U.S.; medical waste disposal)                  +70.1
Fisher & Paykel Industries (New Zealand;
household products)                                        +70.0
Coloplast (Denmark; medical products)                      +64.1
Mentor (U.S.; prosthetics)                                 +60.6

OUR 10 LEAST SUCCESSFUL HOLDINGS

For holdings owned throughout the fiscal year ended 9/30/01

StepStone (Norway; online recruiting)                      -96.1%
Photobition Group (U.K.; exhibition products)              -96.7
Baltimore Technologies (U.K.; computer security)           -97.6
Orad Hi-Tec Systems (Israel; graphics software)            -97.7
Himachal Futuristic Communications
(India; microwave communications)                          -97.7
Scandinavia Online (Sweden; Internet portal)               -97.8
Focal Communications (U.S.; local telecom provider)        -98.1
Highpoint Telecommunications (Canada; telecom services)    -99.6
Independent Insurance Group (U.K.; specialized insurance)  -99.7
InternetStudios.com (U.S.; online media auctions)          -99.7

Both lists measure change in stock price excluding dividends.

Fund results were computed for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see page 3 for Class A share results with relevant sales charges deducted. Other share class results can be found on page 44.


FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund's prospectus.

A COMMON LINK: You may have noticed a new logo on the cover. The interlocking boxes have been adopted by the American Funds and all The Capital Group Companies(sm) to signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.


[Begin Sidebar]
All of us at American Funds extend our deepest sympathies to everyone affected by the September 11 tragedy, especially the families and friends of the victims.
[End Sidebar]



FELLOW SHAREHOLDERS:

There is simply no way to sugarcoat SMALLCAP World Fund's results for its 2001 fiscal year. Even before September 11, SMALLCAP was having a very disappointing year. Since then, conditions in the financial markets have deteriorated further.

Down 34.5% in the first 11 months of the fiscal year, SMALLCAP declined even further in September to finish the 12 months ended September 30 with a loss of 44.9%. This figure assumes you reinvested the $5.285 a share capital gain distribution paid last December, as virtually all shareholders do.
As you can see in the table at the left, the fund lost twice as much as its benchmark index, the Salomon Smith Barney World Smallcap Index, and fared somewhat worse than the average global small-company fund tracked by Lipper Inc. Even large-company stocks suffered significant losses. Standard & Poor's 500 Composite Index, which measures the stocks of larger U.S. companies, dropped 26.6%, while the Morgan Stanley Capital International EAFE(r) (Europe, Australasia, Far East) Index of major non-U.S. markets declined 28.3%.
All in all, it was a difficult period for stocks. To illustrate the extent of the damage among technology stocks, in particular, the technology-dominated Nasdaq Composite Index dropped 59.2% during this same period, while funds in Lipper's Science & Technology and Telecommunication categories declined an average of 69.6% and 59.5%, respectively.

No matter how difficult the environment might have been, we believe we should have done better. Until 18 months ago, your fund had among the best long-term results of any global small-company fund available, and we have every intention of restoring that record. Let's briefly review what happened and then discuss what we intend to do about it.

THE PRIMARY CULPRIT

You might assume that the fund has done so poorly because we owned stock in too many technology and telecommunications companies. While true, that would oversimplify the situation. We did own a lot of telecommunications and technology stocks in early 2000 - too many, in retrospect - but we sold a number of them before the decline began. Because we had also avoided the most overvalued Internet stocks, we weathered the first leg of the decline fairly well.

Early in 2001, we felt the decline was nearing its end and began buying back many of these same stocks. With hindsight, it's easy to see that these purchases were made far too early. The next leg down was even more damaging, with technology stocks that had been down 51.1% between March 10 and December 2000 (as measured by Nasdaq) losing another 25.5% or more in the first three months of 2001.

Like many investors, we misjudged the extent of the damage caused by the bursting of the Internet bubble. We correctly identified that Internet firms with no earnings and no visible business plans, though flush with cash from stock offerings, had little hope of recovery. Our mistake was in underestimating the depth and duration of the downturn, as so many factors combined to drive supply and demand out of balance. Nearly every technology company in the world experienced a simultaneous evaporation in orders due to the sudden change in the Internet's growth trajectory and the global economic slowdown. With most firms geared up for rapid growth, the resulting inventory build-up caused widespread damage.

[Begin Sidebar]
WHERE ARE SMALLCAP'S HOLDINGS LOCATED?
Geographical distribution of net assets on September 30, 2001

THE AMERICAS                        61.8%

United States                       57.6%

Canada                              3.1

Brazil                              .8

Other Latin America                 .3

EUROPE                              13.9%

United Kingdom                      4.9%

Sweden                              2.0

Germany                             1.2

Ireland                             1.2

Netherlands                         .9

France                              .7

Finland                             .7

Other Europe                        2.3

ASIA/PACIFIC                        12.9%

Japan                               4.0%

Singapore                           2.1

Australia                           1.5

Hong Kong                           1.4

India                               .8

South Korea                         .8

Taiwan                              .6

Thailand                            .6

Other Asia                          1.1

OTHER COUNTRIES                     1.5%

CASH & EQUIVALENTS                  9.9%

TOTAL                               100.0%


[End Sidebar]
By design SMALLCAP is a diversified fund, so we had holdings in many industries unrelated to technology or telecommunications. Those that provided the best results were concentrated in energy and health care, as you can see in the list of our 10 best holdings on the inside front cover. Quite a few of these stocks ended the year up sharply, though not enough to offset declines elsewhere in the portfolio.

OUR ACTION PLAN

The September 11 terrorist attacks were first and foremost a human tragedy, but they also dramatically changed the investment landscape. Because economic conditions have changed so radically, we've been carefully evaluating every company in the portfolio against its competitors and against opportunities in other industries. This led us to pare holdings where future growth potential has become uncertain. At the same time, the stock market decline has provided a buying opportunity among quality companies whose stocks have declined significantly.

As a result, during the September decline we were a net buyer of stocks. We have continued to sell holdings in which we no longer have conviction, but have bought others that offer compelling value. In essence, we're actively upgrading the quality of the portfolio to ensure that we own the leading companies in attractive industries when the inevitable recovery begins.

This task has been made easier by the indiscriminate nature of the decline. The stocks of great companies have gone down along with those of the fly-by-night Internet firms everyone has read about. Companies with market capitalizations far too large for us to consider only a year ago are now well within our buying range.

TECH FIRMS ON BUY LIST

Quite a few of these investments have involved technology companies. While we recognize the irony in continuing to focus attention on this much-maligned sector, we believe technology will continue to be a driving force in the world economy in the years ahead.

We're focusing on companies with an ability to withstand a continued economic downturn. More to the point, at this juncture many technology stocks offer exceedingly good value. Some are selling for less than the company's cash on hand; you essentially get the business for free. That doesn't mean these stocks can't go lower still if the broader market falters, but it does suggest to us that the downside is limited and that the upside is unusually attractive if your time frame extends beyond the current market decline. Five years from now, we are convinced the vast majority of our holdings will turn out to be great investments.

We're also finding lots of interesting opportunities outside of the technology arena. Specialty retailers like Michaels Stores and Whole Foods Market and restaurant chains like P.F. Chang's offer good value today, as do many financial and health care firms. Real estate firms in Hong Kong are also selling at very reasonable prices. In fact, the stocks of many small companies outside the United States are selling at considerably lower levels than those here in the U.S., suggesting to us that they offer better long-term value.

THE PENDULUM SWINGS

After more than 15 years of solid stock market gains, the past 18 months have been unnerving for a great many investors. Putting recent events in a historical perspective - and focusing on the long-term nature of your financial goals- is a difficult but important task. The pendulum has gone from one extreme to the other, exuberance to despair, in a very short time - but it will swing back. The recovery will take time, but the driving force of entrepreneurialism is a powerful ally for investors.

[Begin Sidebar]
THE VALUE OF A LONG-TERM PERSPECTIVE
This chart shows how a $10,000 investment in SMALLCAP World Fund's Class A shares grew from April 30, 1990 - the fund's inception - through September 30, 2001, the end of the fund's latest fiscal year.

As you can see, that $10,000 would have grown to $24,516 even after deducting the maximum 5.75% sales charge. (Sales charges are lower for accounts of $25,000 or more.) This is significantly more than the $19,352 generated by the unmanaged Salomon Smith Barney World Smallcap Index, which tracks about 5,000 small-company stocks around the world with market capitalizations (price per share multiplied by number of shares outstanding) between $100 million and $1.5 billion. These are virtually the same parameters we use when selecting stocks for the fund's portfolio.

Please see inside back cover for important information about other share classes.

[mountain chart]

Year Ended       SMALLCAP       Salomon Smith Barney      Consumer Price          Original
September 30     World Fund     World Smallcap Index      Index (inflation)       Investment
1990 #           $8,288         $8,919                    $10,295                 $10,000
1991             $11,307        $11,210                   $10,644                 $10,000
1992             $11,640        $10,999                   $10,962                 $10,000
1993             $15,418        $14,336                   $11,257                 $10,000
1994             $16,744        $15,390                   $11,590                 $10,000
1995             $19,856        $16,888                   $11,885                 $10,000
1996             $22,877        $18,899                   $12,242                 $10,000
1997             $28,689        $21,443                   $12,506                 $10,000
1998             $22,749        $17,195                   $12,692                 $10,000
1999             $32,172        $21,965                   $13,026                 $10,000
2000             $44,532        $24,828                   $13,476                 $10,000
2001             $24,516        $19,352                     --                    $10,000


*For the period April 30, 1990 (when the fund began operations) through September 30, 1990.

/1/This figure, unlike those shown earlier in this rpeort, reflects payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425.
/2/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

Even in the short run, you can take comfort that stocks offer the best value in years, especially the stocks of smaller companies. In a downturn, small-company stocks tend to get hurt disproportionately because liquidity - the availability of willing buyers and sellers - disappears. On the other side, though, coming out of a downturn or recession, small-company stocks have traditionally made up that ground quickly. We are confident that the fund is well-positioned to take advantage of that eventual recovery.

It's also important to remember that we are investing in individual companies, not the market. Over short periods of time, that fact may not be apparent in the fund's results, since broad market moves will obscure the results of any single stock. But over time, owning quality companies with good growth prospects has proven to be a profitable endeavor, and we firmly believe it will continue to do so.

We look forward to reporting to you again in six months and thank you for your continued patience.

Cordially,

/s/ Gordon Crawford
Gordon Crawford
Chairman of the Board

/s/Gregory W. Wendt
Gregory W. Wendt
President

November 16, 2001

Average annual compound returns on a $1,000 investment (for periods ended September 30, 2001)

                                   One year    Five years   Ten years

Class A shares
reflecting 5.75% maximum sales
charge                             - 48.11%     +0.20%      +7.41%

Results assume reinvestment of all distributions. Results for other share classes can be found on page 44.
Past results are not predictive of future results.
[end mountain chart]


LESSONS FROM THE INTERNET BUBBLE

The events of September 11, 2001, have left an indelible imprint in our minds. Before that tragic day, many investors were focused on only one thing: the technology bubble and the ramifications of its bursting. Now, many new uncertainties have been added to that list. Commenting on the long-term investment impact of the terrorist attacks would be only conjecture at this point. But taking a close look at how your fund's portfolio counselors are responding to the bursting of the Internet bubble may give you confidence that they can handle these new challenges as well. After all, the American Funds organization was created during the Great Depression and has weathered many other difficult periods.

[photograph: Gordon Crawford]
[Begin Caption]
Gordon Crawford, 30 years with Capital
[End Caption]

Despite all the talk of a "new era" created by the Internet, the current technology boom and bust is nothing new. It is simply the latest in a lengthy record of investment bubbles that have plagued investors for decades. From the locomotive revolution of the 19th century to the invention of electricity to the introduction of telephones and the automobile to more recent examples in energy, biotechnology and the Internet, investors have fallen madly in and out of love with the hot technology of the moment.


"It's not the first time in history this has happened," observes Gordon Crawford, SMALLCAP World Fund's chairman and one of the fund's six portfolio counselors. "Still, going through these kinds of upheavals is wrenching."


"Figuring out which companies to buy has always been our strength," notes Gordon. "The value of our global research is apparent in what we accomplished during the first 10 years of SMALLCAP's life, when we outperformed small-company stocks in every major market in which we could invest."
One of the lessons from past bubbles is that while some stocks do bounce back, it can be maddeningly difficult to figure out which will be the winners. History does suggest that, eventually, the world gets back to business. But the recovery typically takes longer than investors hope -- usually years, not months. Many of the stocks caught up in the bubble fail to survive and, of those that do, all but the most robust wind up being less successful than they were before.

[photograph: close-up of computer circuit board]
[Begin Pull Quote]
 "It's not the first time in history this has happened. Still, going through these kinds of upheavals is wrenching."
[End Pull Quote]

[Begin Caption]
Gordon Crawford
[End Caption]

THE PAST PROVES PROPHETIC

Once before, "a technological revolution powered and transformed a national economy, giving rise to excitable stock markets, a flurry of start-ups, fraud and new modes of management." But historians at the London School of Economics weren't referring to modern technology but to the invention of the steam locomotive - an innovation that had a similar impact on business and investors more than 150 years ago during the railway mania of 19th century Britain.* Britain in the 1840s, the historians point out, was the world's leading economy and was going through "a dramatic technological change, one that created excitement and uncertainty among the Victorians on a scale similar to the impact of the Internet today."

As railways emerged and became more widely used in Britain, "there was a huge speculation in railway shares, followed by a spectacular crash in 1845, even in the shares that would later become giants of the industry. Then, as now, stock markets found that pricing shares associated with an exciting new technology was extremely difficult, reflecting considerable uncertainty about the value of the technology," the historians note.

After the bubble burst, even the best railway stocks had lost 50 percent of their value within three years. Many companies collapsed, leading to serious investor losses and protracted litigation. Nevertheless, in the next 25 years, the railways had a major effect on British economic growth, confirming that the early Victorians were right to sense that the steam locomotive was a major technological breakthrough.

[Begin Footnote]
*Baines, Dudley, Nicholas Crafts and Tim Leunig. "Railways and the Electronic Age" (copyright The London School of Economics and Political Science), published on the Fathom website.
[End Footnote]


FOCUS ON VALUATION

Rapid advances in desktop computing, the Internet and mobile communications during the past decade have driven a similar revolution in information processing and distribution. But the decline of technology stocks and the resulting change in investor psychology suggest that technology firms will now have to prove they can make money the old-fashioned way: profits now, not in the distant future.

[photograph: close-up of computer cable]
[Begin Pull Quote]
"We've learned that we must continue to stick to our discipline of not buying at any price. It's always important to think about valuation."
[End Pull Quote]

[photograph: Claudia Huntington]
[Begin Caption]
Claudia Huntington
[End Caption]

"The Internet bubble produced companies with niche products that are meaningful now and will be important in the years ahead," says Dave Siminoff, a San Francisco-based research analyst covering Internet companies for SMALLCAP. "It's just that the valuation Wall Street accorded these companies was wrong." Just as investors once looked only lightly at tech companies' earnings, today they are looking at them with a magnifying glass. While SMALLCAP's portfolio counselors don't emphasize a short-term investing strategy, disappointing portfolio results are a reminder that there are plenty of lessons to be learned in the aftermath of the bursting bubble.

"When you're in a bubble market, no matter what the fundamentals are, the expectations continue to rise," says Claudia Huntington, another of the fund's portfolio counselors. "We've learned that we have to continue to question those expectations and make sure they are based on the fundamentals of companies. We've learned that we must continue to stick to our discipline of not buying at any price. It's always important to think about valuation."

[Begin Pull Quote]
Claudia Huntington, 26 years with Capital
[End Pull Quote]


[photograph: close-up of computer part viewed through magnifying glass] [Begin Pull Quote]
"We're investing in companies with real products and real sales, with management teams we think can navigate treacherous waters."
[End Pull Quote]

[Begin Caption]
Greg Wendt
[End Caption]
[photograph: Greg Wendt]
[Begin Pull Quote]
Greg Wendt, 14 years with Capital
[End Pull Quote]


PAINFUL PERIOD

Investment booms driven by technological breakthroughs are deflationary - that is, they create a persistent decline in consumer prices. Railroads cut long-distance transportation costs. The Internet has made voice communication almost free. The longer the bubbles last and the more capacity they bring, the more these capital spending booms reinforce the deflationary environment. The problem is not insufficient demand but over-investment- too much money chasing too few real opportunities - that depresses prices and leads to disappointing profits. The result is a painful, but necessary and healthy, liquidation of excess capital and inventory.

"They never ring a bell at the top of a market," notes Greg Wendt, the fund's president and one of its portfolio counselors. "They're not going to ring a bell at the bottom either. It's been painful for us and for our shareholders, but I like our holdings in the fund today better than I've ever liked them. As we always have, we're investing in companies with real products and real sales, with management teams we think can navigate treacherous waters."

BEYOND THE BUBBLE

For all of its consequences, the Internet bubble may have done society a huge favor. The technology stock boom fertilized new technologies and business innovations and galvanized old economy companies into accelerating their own adoption of these trends.

"A tremendous amount of progress occurred because so much money was thrown at developing new technologies to extend and improve the Internet," explains Barry Crosthwaite, a San Francisco-based research analyst covering fiber optics for SMALLCAP. "That accelerated innovation much faster than would have happened in a normal environment.

"We focus on small companies that have very high levels of innovation and are able to create new and useful products," adds Barry. "There's always room for innovation in the market. Technology increases productivity. As long as technology continues to do that, companies will continue to invest."

SURVIVAL OF THE FITTEST

"This is actually a better time than it's been in a long while to invest in smaller companies," adds Claudia. "Small companies tend to be run in a more entrepreneurial fashion with tremendous commitment from senior management. They are more focused and, in many cases, have a lot more incentive to do well. The real challenge is to find companies of the quality and caliber that we like to invest in. Another challenge is maintaining a long-term perspective. At times like these, that can be the biggest challenge of all."

One of the reasons for the industrywide malaise among technology companies has been excess inventory. Put simply, overly optimistic growth forecasts caused companies, which were afraid of being caught without critical parts, to double and triple their orders from suppliers. Warehouses were full of such parts. Fortunately, technology's life cycle is shortening. Equipment is becoming outdated much faster than in the past and companies that want to keep up with changes in the market must continue to replace their components.

It will take a period of time to work out of this situation, but SMALLCAP's portfolio counselors believe that technology will remain the driving force in global growth during the next decade. Their belief, based on a five-to-10-year time frame, is that the bottom of a debilitating decline is a good time to pick up solid companies that have strong fundamentals and solid balance sheets. "Today, we're able to invest in companies that were priced out of our buying range only a year ago," notes Greg. "These are the premier players, the best in their field, which were simply too expensive before."

The companies that survive will sell equipment or technology at a faster clip than their predecessors. Once inventories dwindle and growth resumes, the long-term growth trends for technology will still be in place.

"Nobody knows precisely how long fundamentals are going to be bad," explains Blair Frank, one of SMALLCAP's portfolio counselors. "But stock prices always anticipate improvement in the economy. That's why investing based on today's headlines doesn't work. We need to focus on how the world will look six to 12 months from now, and beyond. We're putting money to work in companies we think will do well in that world."

GLOBAL DIVERSIFICATION

When investors start doubting or even dismissing an investment strategy, it inevitably seems to come back into fashion. That may be true of small-company stocks outside the United States, which have lagged behind for some time now. While Europe didn't have the same sort of technology bubble that the United States did, it did see a telecom bubble - a huge over-investment in telecommunications. That has had the same depressing effect on stock prices. "The market is down, but technology isn't going away," says Jonathan Knowles, one of SMALLCAP's portfolio counselors who is based in London. "We don't know exactly when it is going to come back, but the worst thing we could do is panic at the bottom and sell. There are a lot of very attractive global companies with potential in the fund."

The U.S. dollar's strength against the euro and other currencies since the mid-1990s has also made life more difficult for some foreign companies. That trend won't continue forever.

"It doesn't necessarily mean that because things are down, they're out," says Mark Denning, another portfolio counselor based in London. "Our job right now is to sort the good from the bad, to identify the acorns that have the best chance of growing into oak trees. For a more contrarian person like myself, this kind of environment offers opportunities."

[photograph: close-up of fiber optics]
[Begin Pull Quote]
"We need to focus on how the world will look six to 12 months from now, and beyond."
[End Pull Quote]

[Begin Caption]
Blair Frank
[End Caption]
[photograph: Blair Frank]
[Begin Caption]
Blair Frank, 7 years with Capital
[End Caption]

[photograph: Jonathan Knowles]
[Begin Caption]
Jonathan Knowles, 9 years with Capital
[End Caption]

[Begin Pull Quote]
"The worst thing we could do is panic at the bottom and sell."
[End Pull Quote]

[Begin Caption]
Jonathan Knowles
[End Caption]

Many international companies today appear to offer better value than their U.S. counterparts. With the U.S. market unable to outperform forever, investors can hedge their bets with a diversified portfolio. "As I look around the world, I see a number of smaller companies in Asia selling on very cheap multiples of earnings, which are very attractive in terms of their valuations in a potential up market," adds Mark.

WAVE OF INNOVATION

The next surge of growth in technology may well look different from the past one, with a new complement of companies leading the charge. Indeed, the two keys to recovery will be innovation and cost-effectiveness.

"The growth potential for small-cap semiconductor companies is very exciting," says Terry McGuire, a research analyst covering semiconductor companies for SMALLCAP. "The manufacturing process has splintered and dedicated foundries have emerged," he says. The designs are sent out to one of these foundries, which are mostly based in Taiwan. The foundries allow new companies that are emerging to avoid having to go out and build a chip plant at a cost of more than $2 billion.

"This has exciting implications for small companies because they're no longer limited by having the ability to put capital into building a factory," notes Terry. "It creates the potential for semiconductor companies that are small today to become large very quickly."

COLLABORATIVE COMMERCE

Looking beyond semiconductors, a new generation of collaborative software companies promises to eliminate bottlenecks in supply chains through information sharing. Collaborative videoconferencing is flourishing because travel budgets have been cut back and convenient ways have been developed to work together remotely.

So far, businesses have used the Internet for some aspects of supplier and customer relations, but the next phase will see the medium used in more complex ways. Online platforms are being developed to allow companies to collaborate on complex problems with other firms, universities, scientific institutes and government agencies in all parts of the world.

"Collaborative commerce enables companies or individuals in different parts of the world to build a product together simultaneously, to chat with each other, to share data and develop all of the specifications for product design," says Grant Cambridge, a research analyst covering software, insurance and transportation companies for SMALLCAP. "Whether you are making cars, computers or airplanes, you're most likely involved with a global design and supply chain process."

With more modern software and equipment, American workers will be able to produce more goods and services with less effort - the very definition of higher productivity, which inevitably leads to more economic growth and investment and an improvement in market conditions.

INVENTORY HANGOVER

Long-term optimism, of course, has to be tempered by concern about the current slump. The financial fallout from the bubble is showing up in many places - in depressed stock prices, junk bonds that are in default and bank loans that will have to be written off. These losses can be quantified. The bubble, however, has imposed other costs on investor psychology that are more difficult to calculate, yet which are equally important. Investors have become more risk-averse, which is likely to impede a short-term recovery. The financiers who were willing to bankroll new ventures are less willing or able to lend. And innovation, which gets much of its impetus from smaller companies, has slowed down. Moreover, uncertainty over how the United States will respond to the September 11 attacks - and worries of more terrorist attacks - will keep volatility high.

Eventually, the inventory excesses will be worked out, weaker companies will disappear and growth will resume. But with technology companies struggling to survive, what will be the focus?

One key lies in the surplus of telecommunications infrastructure, such as fiber-optic cable networks, caused by over-investment during the 1990s. The surplus makes bandwidth - the availability within telecommunications networks - cheap. That will encourage new users, such as audio and video entertainment developers, to create new ways to use the affordable resource. Audio and video presentations, especially movies and other full-motion videos, use up huge amounts of fiber-optic capacity. Today's surplus could be absorbed more quickly than many people realize - if media companies capitalize on the opportunity.

THE RAILWAY METAPHOR: A NEW VIEW

The optimistic case is that the spending binge of the late 1990s sped up the building of a communications network that will come to be seen as a monumental achievement. The parallel the optimists make is to the building of the railroads in the 19th century.

Like the Internet pioneers, the railroad builders were groping in the dark. They didn't know how many railroad tracks were needed, where the tracks should go or how often the trains should run. Huge mistakes were made at the beginning. Yet eventually, over the course of decades, the trains began to run efficiently and whole industries sprang up to take advantage of the new technology.

Gordon Crawford is a steadfast optimist, believing that "the world goes on after the bubble collapses. In fact, in most cases, the technology does transform the way people live and work and a lot of good things come out of it. However, there is a very painful end to the bubble that takes a period of time to work through. But there will be another day. This is not the end of technology or the new economy or the Internet."

[photograph: close-up of computer part]
[Begin Pull Quote]
"Our job right now is to sort the good from the bad."
[End Pull Quote]
[Begin Caption]
Mark Denning
[End Caption]

[photograph: Mark Denning]
[Begin Caption]
Mark Denning, 19 years with Capital
[End Caption]


Smallcap World Fund, Inc.
Investment Portfolio, September 30, 2001


                             Percent of
LARGEST EQUITY HOLDINGS      Net Assets
Arthur J. Gallagher          1.38 %
Triad Hospitals              1.23
Semtech                      1.23
Extended Stay America        1.21
EarthLink                    1.17
Michaels Stores              1.10
Westwood One                 1.01
JJB Sports                    .94
Cheesecake Factory            .78
OM Group                      .78

Smallcap World Fund, Inc.
Investment Portfolio, September 30, 2001



                                                                                                    Shares or       Market  Percent
Equity Securities                                                                                   Principal        Value   of Net
(common and preferred stocks and convertible                                                           Amount        (000)   Assets
 debentures)

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  7.74%
Semtech Corp. (USA) /1/                                                                              3,184,255      $90,369    1.23%
TriQuint Semiconductor, Inc. (USA) /1/                                                               3,380,140       54,048      .73
Exar Corp. (USA) /1//2/                                                                              2,525,000       43,682      .59
Micrel, Inc. (USA) /1/                                                                               1,794,000       35,772      .49
Power Integrations, Inc. (USA) /1//2/                                                                1,653,100       30,119      .41
Elantec Semiconductor, Inc. (USA) /1//2/                                                             1,200,000       27,540      .37
Advanced Energy Industries, Inc. (USA) /1/                                                           1,447,000       24,064      .33
ASM Pacific Technology Ltd. (Hong Kong)                                                             18,941,900       21,980      .30
Faraday Technology Corp. (Taiwan) /2/                                                                7,000,000       21,837      .30
Cymer, Inc. (USA) /1/                                                                                1,300,000       21,775      .30
Zarlink Semiconductor Inc. (Canada) /1/                                                              2,600,000       20,831      .28
Vitesse Semiconductor Corp. (USA) /1/                                                                2,500,000       19,375      .26
TranSwitch Corp. (USA) /1//2/                                                                        5,375,000       16,447      .22
MIPS Technologies, Inc., Class B (USA) /1//2/                                                        1,600,000        9,600
MIPS Technologies, Inc., Class A /1//2/                                                                885,000        5,797      .21
Microchip Technology Inc. (USA) /1/                                                                    500,000       13,400      .18
Brooks Automation, Inc. (USA) /1/                                                                      400,000       10,636      .14
Varian Semiconductor Equipment Associates,                                                             375,000        9,694      .13
 Inc. (USA) /1/
AXT, Inc. (USA) /1/                                                                                    850,000        9,010      .12
BE Semiconductor Industries, NV (Netherlands) /1/                                                    1,339,100        8,293      .11
ASAT Holdings Ltd. (ADR) (Hong Kong) /1/                                                             2,974,800        8,181      .11
Fairchild Semiconductor Corp., Class A (USA) /1/                                                       500,000        8,025      .11
ASE Test Ltd. (Taiwan) /1/                                                                             966,400        7,441      .10
Silicon Laboratories Inc. (USA) /1/                                                                    480,000        6,619      .09
Melexis NV (Belgium) /1/                                                                             1,000,000        5,510      .08
LTX Corp. (USA) /1/                                                                                    400,000        5,444      .07
Zeevo, Inc., Series C, convertible preferred                                                         1,587,301        4,508      .06
 (USA) /1//2/(3)(4)
Ando Electric Co., Ltd. (Japan) /1/                                                                  1,034,000        4,427      .06
Marvell Technology Group Ltd. (USA) /1/                                                                300,000        4,305      .06
Multilink Technology Corp., Class A (USA) /1/                                                          737,500        3,813      .05
Axcelis Technologies, Inc. (USA) /1/                                                                   400,000        3,780      .05
Jenoptik AG (Germany)                                                                                  220,000        3,356      .05
S.O.I.TEC SA (France) /1/                                                                              440,000        3,206      .04
MegaChips Corp. (Japan)                                                                                120,000        3,113      .04
Lasertec Corp. (Japan)                                                                                 294,000        2,986      .04
ClearSpeed Technology Ltd. (formerly PixelFusion                                                     2,300,000        1,049      .02
 Ltd.) (United Kingdom) /1/(3)(4)
Power X Ltd. (United Kingdom) /1/(3)(4)                                                              3,413,316          925      .01

HOTELS, RESTAURANTS & LEISURE  -  6.53%
Extended Stay America, Inc. (USA) /1//2/                                                             6,190,000       89,569     1.21
Cheesecake Factory Inc. (USA) /1/                                                                    2,412,375       57,776      .78
J D Wetherspoon PLC (United Kingdom)                                                                 9,404,935       47,717      .65
Bally Total Fitness Holding Corp. (USA) /1/                                                          1,430,200       29,047      .39
P.F. Chang's China Bistro, Inc. (USA) /1//2/(3)                                                        675,000       24,246
P.F. Chang's China Bistro, Inc. /1//2/                                                                  90,500        3,251      .37
Mandalay Resort Group (USA) /1/                                                                      1,637,400       26,575      .36
Boca Resorts, Inc., Class A (USA) /1/                                                                1,595,000       15,870
Boca Resorts, Inc., Class A, 1997 Series /1/(3)                                                        500,000        4,975
Boca Resorts, Inc., Class A, 1999 Series /1/(3)                                                        231,730        2,306      .31
Triarc Companies, Inc., Class A (USA) /1/                                                              950,000       21,945      .30
Orient-Express Hotels Ltd., Class A (USA) /1/                                                        1,513,000       21,197      .29
Vail Resorts, Inc. (USA) /1/                                                                         1,524,300       21,188      .29
Anchor Gaming (USA) /1/                                                                                500,000       20,750      .28
Ruby Tuesday, Inc. (USA)                                                                             1,300,000       20,410      .28
Steak n Shake Co. (USA) /1//2/                                                                       1,718,750       17,015      .23
Mandarin Oriental International Ltd. (Hong Kong)                                                    43,000,000       16,555      .23
Luminar PLC (United Kingdom)                                                                         1,300,000       14,434      .20
Elior (France)                                                                                       2,105,017       12,921      .18
NH Hoteles, SA (Spain) /1/                                                                             450,000        3,955      .05
PizzaExpress PLC (United Kingdom)                                                                      340,000        3,775      .05
Morton's Restaurant Group, Inc. (USA) /1//2/                                                           396,000        3,461      .05
I T International Theatres Ltd. (Israel) /1/(3)(4)                                                     300,000        1,887
I T International Theatres Ltd. /1/(4)                                                                  75,000          472      .03

MEDIA  -  6.41%
Westwood One, Inc. (USA) /1/                                                                         3,356,800       74,689     1.01
Fox Kids Europe NV (Netherlands) /1/                                                                 2,988,000       35,375      .48
Ticketmaster, Class B (USA) /1/                                                                      2,640,000       27,324      .37
SBS Broadcasting SA (Luxembourg) /1//2/                                                              1,457,000       23,312      .32
Alliance Atlantis Communications Inc., nonvoting,                                                    2,266,450       22,221      .30
 Class B (Canada) /1/
Cumulus Media Inc., Class A (USA) /1/                                                                1,840,000       12,788      .17
Village Roadshow Ltd. (Australia)                                                                   11,701,596        8,011
Village Roadshow Ltd., Class A, 5.50% preferred                                                      7,094,528        4,333      .17
                                                                                                       170,000       12,053      .16
Toei Animation Co., Ltd. (Japan)                                                                       240,000       11,382      .15
Mosaic Group Inc. (Canada) /1//2/                                                                    4,285,800       10,695      .15
Sanctuary Group PLC (United Kingdom)                                                                11,470,839       10,121      .14
Corp. Interamericana de Entretenimiento, SA de CV,                                                   4,886,052        9,770      .13
 Class B (Mexico) /1/
Austereo Group Ltd. (Australia) /1/                                                                  9,820,000        9,673      .13
Nasionale Pers Beperk, Class N (merged with                                                          5,911,767        9,641      .13
 M-Web Holdings Ltd.) (South Africa)
Groupe AB SA (France) /1/                                                                              551,726        9,547      .13
UnitedGlobalCom, Inc., Class A (USA) /1/                                                             3,590,000        8,329      .11
Information Holdings Inc. (USA) /1/                                                                    422,900        8,306      .11
Rural Press Ltd. (Australia)                                                                         3,726,466        8,075      .11
NTV Broadcasting Co. (GDR) (Russia) /1/(3)(4)                                                          812,520        8,000      .11
BEC World PCL (Thailand)                                                                             1,479,000        7,538      .10
CanWest Global Communications Corp. (Canada)                                                         1,154,946        7,095
CanWest Global Communications Corp.,                                                                    14,321           88      .10
 nonvoting, Class A
Astral Media Inc., Class A (Canada)                                                                    250,000        6,986      .10
Key3Media Group, Inc. (USA) /1/                                                                      1,750,000        6,930      .09
Corus Entertainment Inc., nonvoting, Class                                                             405,000        6,646      .09
 B (Canada) /1/
PRIMEDIA Inc. (USA) /1/                                                                              2,747,046        6,456      .09
Sportsworld Media Group PLC (United Kingdom) /1/                                                     1,771,325        6,330      .09
Emmis Communications Corp., Class A (USA) /1/                                                          430,000        6,201      .08
Lions Gate Entertainment Corp. (Canada) /1//2/                                                       2,378,500        5,875
Lions Gate Entertainment Corp., USD denominated /1//2/                                                 121,500          293      .08
Crown Media Holdings, Inc., Class A (USA) /1/                                                          598,200        6,132      .08
MIH Ltd., Class A (South Africa) /1/                                                                   718,000        5,636      .08
Phoenix Satellite Television Holdings Ltd. (Hong Kong) /1/                                          57,624,000        5,320      .07
MIH Holdings Ltd. (South Africa) /1/                                                                 6,177,632        4,990      .07
AVEX Inc. (Japan)                                                                                       65,000        2,401
AVEX Inc., when-issued, expire 2001 /1/(4)                                                              65,000        2,401      .07
HIT Entertainment PLC (United Kingdom)                                                               1,216,890        4,429      .06
BKN International AG (Germany) /1//2/                                                                  500,000        4,235      .06
Globo Cabo SA, preferred nominative (ADR) (Brazil) /1/                                               1,669,000        4,156      .06
VIVA Media AG (Germany) /1/                                                                            550,000        4,007      .05
ITE Group PLC (United Kingdom) /2/                                                                  16,708,233        3,931      .05
Mondo TV SpA (Italy) /1/                                                                               125,629        3,854      .05
SuperSport International Holdings Ltd. (South Africa)                                                6,149,900        3,616      .05
IM Internationalmedia AG (Germany) /1/                                                                 243,021        3,541      .05
P4 Radio Hele Norge ASA (Norway) /2/                                                                 1,648,000        3,343      .05
Antenna TV SA (ADR) (Greece) /1/                                                                       810,900        3,244      .04
RG Capital Radio Ltd. (Australia)                                                                    2,735,000        3,098      .04
Carrere Group (France) /1/                                                                             183,000        2,595      .04
NRJ (France)                                                                                           203,196        2,365      .03
TNT-Teleset (GDR) (Russia) /1/(3)(4)                                                                   287,324        2,000      .03
Modalis Research Technologies, Inc. (USA) /1/(3)(4)                                                    966,793        1,875      .03
Constantin Film AG (Germany) /1/                                                                       204,881        1,773      .02
StoryFirst Communications Inc., Class B,                                                                 4,022        1,709      .02
 convertible preferred (USA) /1/(3)(4)
DAS WERK AG (Germany) /1/                                                                              383,900        1,696      .02
Roularta Media Group NV (Belgium)                                                                       79,022        1,367      .02
Austar United Communications Ltd. (Australia) /1/                                                   14,990,000        1,329      .02
Metro International SA, Class A (Sweden) /1/                                                           298,300          633
Metro International SA, Class B /1/                                                                    115,500          292
Metro International SA, Class B, USD denominated /1/                                                   121,100          253
Metro International SA, Class A, USD denominated /1/                                                    51,900          104      .02
Incisive Media PLC (United Kingdom) /1/                                                              1,650,000        1,092      .01
Photobition Group PLC (United Kingdom) /2/                                                           4,700,000          553
Photobition Group PLC /2/(3)                                                                         1,500,000          176      .01
Television Eighteen Ltd. (India)                                                                       422,700          415      .01
BAC Majestic (France) /1/                                                                              200,000          335      .00
Impresa SGPS, SA (Portugal) /1/                                                                        122,500          155      .00
InternetStudios.com, Inc. (USA) /1//2/(3)(4)                                                           637,420           10
InternetStudios.com, Inc. /1//2/(3)                                                                    156,580            3      .00

INTERNET SOFTWARE & SERVICES  -  5.31%
EarthLink, Inc. (USA) /1/                                                                            5,673,000       86,400     1.17
DoubleClick Inc. (USA) /1/                                                                           4,575,000       26,078      .35
Retek Inc. (USA) /1/                                                                                 1,995,011       25,177      .34
Hotel Reservations Network, Inc., Class A (USA) /1/                                                  1,100,000       25,014      .34
CNET Networks, Inc. (USA) /1/                                                                        5,000,000       21,500      .29
SonicWALL, Inc. (USA) /1/                                                                            1,800,000       21,384      .29
webMethods, Inc. (USA) /1//2/                                                                        3,023,300       20,891      .28
BridgeSpan, Inc., Series B, convertible                                                              1,770,000       17,558      .24
 preferred (USA) /1//2/(3)(4)
Expedia, Inc., Class A (USA) /1/                                                                       600,000       14,574      .20
Travelocity.com Inc. (USA) /1/                                                                       1,087,500       14,464      .20
HotJobs.com, Ltd. (USA) /1//2/                                                                       2,350,000       14,029      .19
MatrixOne, Inc. (USA) /1/                                                                            2,235,000       12,158      .16
SmartForce PLC (ADR) (Ireland) /1/                                                                     580,400        9,495      .13
NetRatings, Inc. (USA) /1/                                                                             840,000        8,660      .12
America Online Latin America, Inc., Class A (USA) /1/                                                2,632,300        8,660      .12
DigitalThink, Inc. (USA) /1/                                                                         1,050,000        8,116      .11
TriZetto(r) Group, Inc. (USA) /1/                                                                      700,000        6,160      .08
Orbiscom Ltd. (Ireland) /1/(3)(4)                                                                    3,905,874        5,668      .08
GoTo.com, Inc. (USA) /1/                                                                               400,000        5,020      .07
EventSource.com, Inc., Series B, convertible                                                           514,933        5,000      .07
 preferred (USA) /1/(3)(4)
Netegrity, Inc. (USA) /1/                                                                              500,000        4,285      .06
Selectica, Inc. (USA) /1/                                                                            1,777,500        4,266      .06
NCsoft Corp. (South Korea) /1/                                                                          55,000        3,980      .05
WEB.DE AG (Germany) /1/                                                                                686,300        3,938      .05
InterCept Group, Inc. (USA) /1/                                                                        100,000        3,345      .05
Digitas Inc. (USA) /1/                                                                               1,310,000        3,013      .04
Internet Security Systems, Inc. (USA) /1/                                                              300,000        2,733      .04
VIA NET.WORKS, Inc. (USA) /1/                                                                        2,358,800        2,123      .03
Corillian Corp. (USA) /1/                                                                              800,000        1,584      .02
Meet World Trade (formerly MeetChina.com),                                                             389,416        1,460      .02
 Series C, convertible preferred (USA)/1/(3)(4)
Commerx, Inc., Series B, convertible preferred                                                         321,802        1,400      .02
 (USA) /1/(3)(4)
Parthus Technologies PLC (Ireland) /1/                                                               4,650,000        1,368      .02
Autobytel Inc. (formerly autobytel.com inc.) (USA) /1/                                               1,075,600        1,119      .01
GFT Technologies AG (Germany) /1/                                                                      168,000          626      .01
Scandinavia Online AB (Sweden) /1/                                                                     262,500           65      .00

BIOTECHNOLOGY  -  5.29%
ImClone Systems Inc. (USA) /1/                                                                       1,000,000       56,550      .77
IDEXX Laboratories, Inc. (USA) /1//2/                                                                2,181,300       50,977      .69
ILEX Oncology, Inc. (USA) /1//2/                                                                     1,374,500       36,094      .49
OSI Pharmaceuticals, Inc. (USA) /1/                                                                    500,000       16,250
OSI Pharmaceuticals, Inc. /1/(3)                                                                       337,000       10,953      .37
XOMA Ltd. (USA) /1/(3)                                                                               2,000,000       16,860
XOMA Ltd. /1/                                                                                        1,200,000       10,116      .37
Aviron (USA) /1/                                                                                     1,031,100       25,664      .35
Protein Design Labs, Inc. (USA) /1/                                                                    504,000       23,804      .32
Digene Corp. (USA) /1/                                                                                 800,000       20,000      .27
Neurocrine Biosciences, Inc. (USA) /1/                                                                 550,000       17,611      .24
United Therapeutics Corp. (USA) /1//2/(3)                                                              680,000        8,541
United Therapeutics Corp. /1//2/                                                                       625,000        7,850      .22
Q-Med AB (Sweden) /1/                                                                                1,005,000       15,749      .21
Avigen, Inc. (USA) /1//2/                                                                            1,050,000       14,396      .19
Invitrogen Corp. (USA) /1/                                                                             140,000        9,206      .12
Cephalon, Inc. (USA) /1/                                                                               179,545        8,956      .12
Amylin Pharmaceuticals, Inc. (USA) /1/(3)                                                            1,372,933        7,592      .10
Vical Inc. (USA) /1/                                                                                   665,000        6,776      .09
Corixa Corp. (USA) /1/                                                                                 600,000        6,299      .09
CuraGen Corp. (USA) /1/                                                                                225,000        4,343      .06
Cambridge Antibody Technology Group PLC                                                                205,000        4,190      .06
 (United Kingdom) /1/
Medarex, Inc. (USA) /1/                                                                                250,000        3,775      .05
Control Delivery Systems Inc., Series A,                                                                55,824        3,000      .04
 convertible preferred (USA) /1/(3)(4)
Neurobiological Technologies, Inc. (USA) /1/(3)                                                        900,000        2,700      .04
Forbes Medi-Tech Inc. (Canada) /1/                                                                   1,000,000        1,330      .02
Genetronics Biomedical Corp. (USA) /1//2/                                                            2,090,000          860      .01

SPECIALTY RETAIL  -  4.71%
Michaels Stores, Inc. (USA) /1//2/                                                                   2,215,000       80,936     1.10
JJB Sports PLC (United Kingdom)                                                                     11,450,000       69,037      .94
DFS Furniture Co. PLC (United Kingdom) /2/                                                           6,478,870       35,872      .49
KOMERI Co., Ltd. (Japan)                                                                             1,050,000       27,323      .37
Big Lots, Inc. (formerly Consolidated Stores                                                         2,500,000       20,725      .28
 Corp.) (USA) /1/
Circuit City Stores, Inc. - CarMax Group (USA) /1/                                                   1,725,000       19,406      .26
Claire's Stores, Inc. (USA)                                                                          1,100,000       13,915      .19
Zale Corp. (USA) /1/                                                                                   486,800       12,891      .17
Payless ShoeSource, Inc. (USA) /1/                                                                     230,000       12,604      .17
Giordano International Ltd. (Hong Kong)                                                             20,976,000        9,481      .13
Too, Inc. (USA) /1/                                                                                    350,000        7,347      .10
Sharper Image Corp. (USA) /1//2/                                                                       775,000        7,091      .10
Esprit Holdings Ltd. (Hong Kong)                                                                     7,346,000        6,970      .09
Whitehall Jewellers, Inc. (USA) /1/                                                                    696,100        6,474      .09
Williams-Sonoma, Inc. (USA) /1/                                                                        225,000        5,357      .07
Chico's FAS, Inc. (USA) /1/                                                                            175,000        4,121      .06
Homac Corp. (Japan)                                                                                    506,047        2,969      .04
Arcadia Group PLC (United Kingdom) /1/                                                                 950,000        2,571      .03
Restoration Hardware, Inc. (USA) /1/                                                                   450,000        1,287
Restoration Hardware, Inc. /1/(3)                                                                      400,000        1,144      .03

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  4.29%
Venture Manufacturing (Singapore) Ltd (Singapore)                                                    5,042,000       24,980
Venture Manufacturing (Singapore) Ltd. (3)                                                           1,562,600        7,742      .44
DSP Group, Inc. (USA) /1//2/                                                                         1,411,000       28,149      .38
Rogers Corp. (USA) /1//2/                                                                              956,800       26,896      .37
Orbotech Ltd. (Israel) /1/                                                                           1,382,500       26,060      .35
DDi Corp. (USA) /1//2/                                                                               3,100,000       24,304      .33
Omni Industries Ltd. (Singapore) (4)                                                                12,600,000       22,900      .31
Trimble Navigation Ltd. (USA) /1//2/                                                                 1,500,000       22,875      .31
Vaisala Oyj, Class A (Finland)                                                                         835,000       19,771      .27
Newport Corp. (USA)                                                                                  1,200,000       16,920      .23
Tohoku Pioneer Corp. (Japan)                                                                           669,000       15,724      .21
Flextronics International Ltd. (Singapore) /1/                                                         800,000       13,232      .18
Micronic Laser Systems AB (Sweden) /1//2/                                                              852,810        8,059
Micronic Laser Systems AB /1//2/(3)                                                                    466,666        4,409      .17
National Instruments Corp. (USA) /1/                                                                   437,000       11,436      .16
Keithley Instruments, Inc. (USA)                                                                       700,000       10,045      .14
Hana Microelectronics PCL (Thailand) /2/                                                             8,600,000        8,825      .12
Perlos Oyj (Finland)                                                                                   757,300        5,821      .08
Hankuk Electric Glass Co., Ltd. (South Korea)                                                          119,810        5,580      .08
Merix Corp. (USA) /1/                                                                                  275,000        3,864      .05
QPL International Holdings Ltd. (Hong Kong) /1/                                                     17,034,600        3,123
QPL International Holdings Ltd., warrants,                                                           3,406,920           96      .04
 expire 2004 /1/
Pan Jit International Inc. (Taiwan)                                                                  2,907,708        2,025      .03
Yamaichi Electronics Co., Ltd. (Japan)                                                                 214,000        1,397      .02
Tandberg Television AS (Norway) /1/                                                                    249,800        1,028      .01
Robotic Technology Systems PLC (United Kingdom) /1/                                                    500,000          708      .01
AimGlobal Technologies Co. Inc. (Canada) /1//2/                                                        650,000          346      .00
vi[z]rt (Israel) /1/                                                                                   357,034          234      .00

COMMERCIAL SERVICES & SUPPLIES  -  4.27%
Education Management Corp. (USA) /1//2/                                                              1,625,000       49,335      .67
ChoicePoint Inc. (USA) /1/                                                                             900,000       37,476      .51
Arbitron Inc. (USA) /1/                                                                                911,060       23,833      .32
Tetra Tech, Inc. (USA) /1/                                                                           1,060,000       23,426      .32
Group 4 Falck A/S (Denmark)                                                                            195,000       21,495      .29
MemberWorks Inc. (USA) /1//2/                                                                        1,000,000       20,570      .28
Career Education Corp. (USA) /1/                                                                       350,800       19,294      .26
Ionics, Inc. (USA) /1/                                                                                 500,000       11,055      .15
CoStar Group, Inc. (USA) /1/                                                                           595,200       10,696      .15
Informatics Holdings Ltd. (Singapore) /2/                                                           16,964,000        9,701      .13
Gunnebo AB (Sweden)                                                                                  1,013,000        9,666      .13
ZOOTS, Series B, convertible preferred                                                               3,266,613        8,167      .11
 (USA) /1//2/(3)(4)
PSD Group PLC (United Kingdom) /2/                                                                   1,628,000        7,542      .10
Corporate Services Group PLC, 7.50% convertible                                                600,000 pounds         4,412
 debentures 2005 (United Kingdom)
Corporate Services Group PLC /1/(3)                                                                  7,528,427        1,550
Corporate Services Group PLC /1/                                                                     5,800,000        1,194      .10
DIS Deutscher Industrie Service AG (Germany)                                                           340,000        6,812      .09
Robert Walters PLC (United Kingdom) /2/                                                              5,000,000        6,397      .09
MITIE Group PLC (United Kingdom)                                                                     3,000,000        5,294      .07
Duratek, Inc. (USA) /1/                                                                                891,100        5,168      .07
Michael Page International PLC (United Kingdom)                                                      3,000,000        4,721      .06
Stericycle, Inc. (USA) /1/                                                                             100,000        4,168      .06
Resources Connection, Inc. (USA) /1/                                                                   225,000        4,091      .06
Reliance Security Group PLC (United Kingdom)                                                           440,000        3,721      .05
Art'e SpA (Italy) /1/                                                                                  120,000        3,283      .04
POOLiA AB, Class B (Sweden)                                                                            777,045        3,235      .04
ALTEN SA (France) /1/                                                                                  247,500        2,964      .04
Oslo Bors Holding ASA (Norway) /1/(3)                                                                  125,000        1,831      .03
Proffice AB, Class B (Sweden)                                                                          720,000        1,650      .02
MDC Communications Corp., Class A (Canada) /1/                                                         537,600        1,079      .01
StepStone ASA (Norway) /1/                                                                           6,480,000          621      .01
D Interactive (France) /1/                                                                             499,834          542      .01

SOFTWARE  -  3.89%
HNC Software Inc. (USA) /1//2/                                                                       2,089,000       39,064      .53
Macromedia, Inc. (USA) /1/                                                                           1,800,000       21,798      .30
Documentum, Inc. (USA) /1//2/                                                                        2,366,900       19,385      .26
Aspen Technology, Inc. (USA) /1//2/                                                                  1,625,000       16,250      .22
Micromuse Inc. (USA) /1/                                                                             2,600,000       14,768      .20
MMC AS (Norway) /1/(3)(4)                                                                            4,150,000       12,161      .17
Cognos Inc. (Canada) /1/                                                                               760,000       10,912      .15
Radiant Systems, Inc. (USA) /1/                                                                      1,039,250       10,600      .14
i2 Technologies, Inc. (USA) /1/                                                                      3,000,000       10,320      .14
diCarta, Series C, convertible preferred                                                             1,650,165       10,000      .14
 (USA) /1//2/(3)(4)
Autonomy Corp. PLC (United Kingdom) /1/                                                              2,690,000        9,198      .13
NetIQ Corp. (USA) /1/                                                                                  400,000        9,108      .12
Embarcadero Technologies, Inc. (USA) /1/                                                             1,045,000        8,224      .11
Quest Software, Inc. (USA) /1/                                                                         690,000        7,990      .11
Creo Products Inc. (Canada) /1/                                                                        600,000        7,218      .10
Mentor Graphics Corp. (USA) /1/                                                                        500,000        6,890      .09
OPNET Technologies, Inc. (USA) /1//2/                                                                1,045,500        6,127      .08
Telelogic AB (Sweden) /1//2/                                                                         8,713,000        4,011
Telelogic AB, new /1//2/                                                                             4,356,500        1,952      .08
Infoteria Corp. (Japan) /1//2/(3)(4)                                                                     2,672        5,607      .08
Sectra AB, Class B (Sweden)                                                                          1,640,000        5,217      .07
Verisity Ltd. (Israel) /1/                                                                             600,000        4,374      .06
J.D. Edwards & Co. (USA) /1/                                                                           600,000        4,272      .06
NetScreen Technologies, Inc., Series F,                                                                691,496        3,600      .05
 convertible preferred (USA) /1/(3)(4)
Polaris Software Lab Ltd. (India) /2/                                                                2,631,457        3,215      .04
RADWARE Ltd. (Israel) /1/                                                                              360,000        3,143      .04
Monterey Design Systems Inc., Series E,                                                              1,000,000        3,000      .04
 convertible preferred (USA) /1/(3)(4)
Ubizen (Belgium) /1/                                                                                 1,068,000        2,967      .04
TIBCO Software Inc. (USA) /1/                                                                          400,000        2,936      .04
Innovation Group PLC (United Kingdom) /1/                                                              800,399        2,707      .04
AIT Group PLC (United Kingdom)                                                                         430,000        2,450      .03
TECMO, Ltd. (Japan)                                                                                    350,000        2,347      .03
Ubi Soft Entertainment SA (France) /1/                                                                  93,860        2,265      .03
HPL Technologies, Inc. (USA) /1/                                                                       500,000        2,205      .03
Tecnomatix Technologies Ltd. (Israel) /1/                                                              241,600        2,172      .03
Baltimore Technologies PLC (United Kingdom) /1/                                                      7,350,000        1,838
Baltimore Technologies PLC (ADR) /1/                                                                   489,000          205      .03
Aldata Solution Oyj (Finland) /1/                                                                    1,837,300        1,456      .02
ACCESS Co., Ltd. (Japan) /1/                                                                               129        1,408      .02
SuSE Linux AG (Germany) /1//2/(3)(4)                                                                    37,813          905      .01
Technology Nexus AB (Sweden) /1/                                                                       337,500          859      .01
patsystems PLC (United Kingdom) /1/                                                                  2,915,000          793      .01
Stonesoft Oyj (Finland) /1/                                                                            480,000          603      .01
M2S Sverige AB, Class B (Sweden) /1/                                                                   576,200          170      .00
Orad Hi-Tec Systems Ltd. (Israel) /1/                                                                  133,010          122      .00

HEALTH CARE PROVIDERS & SERVICES  -  3.08%
Triad Hospitals, Inc. (acquired Quorum Health                                                        2,560,770       90,651     1.23
 Group, Inc.) (USA) /1/
Service Corp. International (USA) /1/                                                                9,458,200       56,938      .77
Rhon-Klinikum AG, nonvoting preferred (Germany)                                                        561,300       22,159
Rhon-Klinikum AG                                                                                        70,000        2,869      .34
LifePoint Hospitals, Inc. (USA) /1/                                                                    400,000       17,600      .24
ICON PLC (ADR) (Ireland) /1/                                                                           481,000       15,969      .22
Capio AB (Sweden) /1/                                                                                1,500,000        9,964      .13
AmSurg Corp. (USA) /1/                                                                                 300,000        8,265      .11
Professional Detailing, Inc. (USA) /1/                                                                 125,000        2,981      .04

PHARMACEUTICALS  -  3.04%
Scios Inc. (USA) /1//2/                                                                              2,500,000       41,800      .57
CIMA LABS INC. (USA) /1/                                                                               617,200       37,495      .51
Medicis Pharmaceutical Corp., Class A (USA) /1/                                                        625,000       31,237      .42
InterMune Inc. (formerly InterMune Pharmaceuticals,                                                    801,600       30,661      .42
 Inc.) (USA) /1/
NPS Pharmaceuticals, Inc. (USA) /1/                                                                    905,900       28,264      .38
Adolor Corp. (USA) /1/                                                                               1,080,700       18,296      .25
Salix Pharmaceuticals, Ltd. (USA) /1//2/(3)                                                            960,000       12,816      .17
Inspire Pharmaceuticals, Inc. (USA) /1/                                                              1,250,000       10,825      .15
Cellegy Pharmaceuticals, Inc. (USA) /1/(3)                                                             825,000        5,734      .08
Generex Biotechnology Corp. (USA) /1//2/(3)                                                          1,079,000        3,895
Generex Biotechnology Corp., warrants, expire                                                          164,467            0      .05
 2005 /1//2/(3)(4)
NexMed, Inc. (USA) /1/(3)                                                                            1,100,000        2,717
NexMed, Inc., warrants, expire 2002 /1/(3)(4)                                                          385,000            3      .04
SuperGen, Inc., warrants, expire 2002 (USA) /1/(3)(4)                                                  336,600           52
SuperGen, Inc., warrants, expire 2002  /1/(4)                                                          231,800           43      .00

CHEMICALS  -  2.75%
OM Group, Inc. (USA)                                                                                 1,050,000       57,750      .78
Cambrex Corp. (USA) /2/                                                                              1,480,000       49,624      .67
Ferro Corp. (USA)                                                                                    1,000,000       23,180      .32
SPARTECH Corp. (USA)                                                                                   975,000       20,163      .27
Georgia Gulf Corp. (USA)                                                                             1,000,000       16,070      .22
Asian Paints (India) Ltd. (India)                                                                    2,712,972       15,410      .21
Valspar Corp. (USA)                                                                                    337,000       11,269      .15
National Petrochemical PCL (Thailand) /1/                                                            6,976,600        4,720      .07
Crompton Corp. (USA)                                                                                   671,200        4,652      .06

OIL & GAS  -  2.20%
Western Oil Sands Inc. (Canada) /1//2/(3)                                                            2,130,000       20,505
Western Oil Sands Inc., Class B, nonvoting                                                             360,000        3,119
 convertible preferred /1//2/(3)(4)
Western Oil Sands Inc. /1//2/                                                                          320,000        3,081      .36
Newfield Exploration Co. (USA) /1/                                                                     800,000       23,360      .32
Tullow Oil PLC (United Kingdom) /1/(3)                                                               9,142,857       10,555
Tullow Oil PLC /1/                                                                                   8,591,276        9,918      .28
Cairn Energy PLC (United Kingdom) /1/                                                                5,030,000       17,917      .24
International Energy Group Ltd. (United Kingdom) /2/                                                 4,640,000       16,650      .22
Encore Acquisition Co. (USA) /1/                                                                       715,000       10,725      .14
Ivanhoe Energy Inc. (Canada) /1/                                                                     5,692,200        9,301
Ivanhoe Energy Inc., warrants, expire 2002 /1/(4)                                                      500,000           37      .13
Paladin Resources NL (United Kingdom) /1//2/                                                        11,270,998        8,089      .11
Novus Petroleum Ltd. (Australia) /1/                                                                 7,969,508        7,261      .10
Sibir Energy PLC, 15.00% convertible                                                           2000000 pounds         3,235
 debentures 2002 (United Kingdom)
Sibir Energy PLC /1/                                                                                20,000,000        2,868      .08
Oil Search Ltd., 9.00% convertible                                                                      55,555        2,818
 preferred 2003 (Australia)
Oil Search Ltd. /1/                                                                                  8,000,000        2,798
Oil Search Ltd. /1/(3)                                                                               1,150,000          402      .08
Pogo Producing Co. (USA)                                                                               225,000        5,287      .07
Paramount Resources Ltd. (Canada) /1/                                                                  440,000        3,450      .05
Bharat Petroleum Corp. Ltd. (India)                                                                    351,806        1,179      .02

DIVERSIFIED FINANCIALS  -  2.07%
Nissin Co., Ltd. (Japan) /2/                                                                         1,725,000       34,752      .47
Corp. Financiera Alba, SA (Spain)                                                                    1,070,694       20,282      .28
Federal Agricultural Mortgage Corp., Class C (USA) /1/                                                 606,000       20,228      .27
Metris Companies Inc. (USA)                                                                            735,000       18,191      .25
OM AB (formerly OM Gruppen AB) (Sweden)                                                              2,328,600       16,448      .22
American Capital Strategies, Ltd. (USA)                                                                575,000       15,749      .21
Housing Development Finance Corp. Ltd. (India)                                                         993,240       12,955      .18
Singapore Exchange Ltd. (Singapore)                                                                 20,519,000       11,734      .16
Medallion Financial Corp. (USA)                                                                        275,000        2,269      .03

COMMUNICATIONS EQUIPMENT  -  2.04%
Black Box Corp. (USA) /1//2/                                                                         1,084,000       45,615      .62
New Focus, Inc. (USA) /1//2/                                                                         4,930,000       15,924      .22
Ixia (USA) /1/                                                                                       2,200,000       13,970      .19
Stratos Lightwave, Inc. (USA) /1//2/                                                                 3,587,200       12,376      .17
Finisar Corp. (USA) /1/                                                                              2,223,300        8,804      .12
Datacraft Asia Ltd (Singapore)                                                                       2,500,000        8,200      .11
Filtronic PLC (United Kingdom)                                                                       3,174,600        8,034      .11
Cambridge Silicon Radio, Series II, convertible                                                      1,131,258        8,000      .11
 preferred (United Kingdom) /1/(3)(4)
Avanex Corp. (USA) /1/                                                                               1,975,000        5,846      .08
Advanced Fibre Communications, Inc. (USA) /1/                                                          350,000        5,114      .07
AudioCodes Ltd. (Israel) /1//2/                                                                      2,300,000        4,830      .06
Optical Communication Products, Inc., Class A (USA) /1/                                              1,490,500        3,458      .05
ITG Group PLC (Ireland) /1/                                                                            898,200        3,149      .04
ADVA AG Optical Networking (Germany) /1/                                                             1,020,000        2,508      .03
Gilat Satellite Networks Ltd. (Israel) /1/                                                             420,000        2,205      .03
SwitchCore AB (Sweden) /1/                                                                           3,618,377        1,997      .03
Himachal Futuristic Communications Ltd. (India) /1/                                                        100            -        -

BEVERAGES  -  1.85%
BRL Hardy Ltd. (Australia)  /2/                                                                      7,880,217       39,237
BRL Hardy Ltd., rights, expire 2001 /1//2/                                                             788,021          318      .54
Cott Corp. (Canada) /1/                                                                              1,720,000       25,763      .35
Robert Mondavi Corp., Class A (USA) /1/                                                                516,100       18,373      .25
Mikuni Coca-Cola Bottling Co., Ltd. (Japan)                                                          1,500,000       14,820      .20
Coca-Cola Central Japan Co., Ltd. (formerly                                                              2,025       13,480      .18
 Chukyo Coca-Cola Bottling Co., Ltd.) (Japan) /1/
Coca-Cola West Japan Co. Ltd. (Japan)                                                                  589,800       12,402      .17
Quilmes Industrial SA, Class B (ADR) (Argentina)                                                       500,000        5,750      .08
Petaluma Ltd. (Australia)                                                                            1,341,945        3,305      .04
AL-Ahram Beverages Co. (GDR) (Egypt) /1/(3)                                                            240,000        1,704      .02
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)                                                  92,000,000        1,463      .02

HEALTH CARE EQUIPMENT & SUPPLIES  -  1.63%
Lumenis Ltd. (Israel) /1/                                                                            1,520,000       30,521      .41
Integra LifeSciences Holdings Corp. (USA) /1/                                                          525,000       14,500      .20
Caliper Technologies Corp. (USA) /1//2/                                                              1,348,500       12,474
Caliper Technologies Corp. /1//2/(3)                                                                   200,000        1,850      .20
Aspect Medical Systems, Inc. (USA) /1//2/                                                            1,137,000       12,450      .17
American Medical Systems Holdings, Inc. (USA) /1/                                                      585,000       11,156      .15
Coloplast A/S, Class B (Denmark)                                                                       137,000        9,313      .13
Sulzer Medica Ltd (Switzerland)                                                                        135,000        7,250      .10
Transgenomic, Inc. (USA) /1/                                                                           825,000        6,229      .09
Mentor Corp. (USA)                                                                                     180,000        4,554      .06
TriPath Imaging, Inc. (USA) /1/                                                                        886,242        3,811      .05
JEOL Ltd. (Japan)                                                                                      800,000        3,163      .04
Biacore International AB (Sweden) /1/                                                                   75,000        1,719      .02
Vision-Sciences, Inc. (USA) /1/                                                                        984,500        1,034      .01
HemaSure Inc. (USA) /1/(3)(4)                                                                          514,020          155
HemaSure Inc. /1/(3)                                                                                   188,920           67      .00

INSURANCE  -  1.63%
Arthur J. Gallagher & Co. (USA)                                                                      3,000,000      101,550     1.38
HCC Insurance Holdings, Inc. (USA)                                                                     700,700       18,428      .25
Independent Insurance Group PLC (United Kingdom) /2/(4)                                             14,540,000          214      .00

BANKS  -  1.61%
Fulton Financial Corp. (USA)                                                                         1,173,600       26,230      .36
Hudson United Bancorp (USA)                                                                            678,500       18,821      .25
Citizens Banking Corp. (USA)                                                                           459,900       14,754      .20
UMB Financial Corp. (USA)                                                                              355,100       14,737      .20
ICICI Bank Ltd. (India)                                                                              8,597,501       12,896      .17
FirstFed Financial Corp. (USA) /1/                                                                     279,800        7,275      .10
West Coast Bancorp (USA)                                                                               500,000        6,750      .09
Pacific Capital Bancorp (USA)                                                                          175,000        5,070      .07
JCG Holdings Ltd. (Hong Kong)                                                                        7,990,000        4,328      .06
Cathay Bancorp, Inc. (USA)                                                                              68,700        3,702      .05
City National Corp. (USA)                                                                               64,473        2,782      .04
Grupo Financiero Galicia SA, Class B (ADR) (Argentina)                                                 200,000        1,190      .02

REAL ESTATE  -  1.31%
Newhall Land and Farming Co. (USA)                                                                   1,000,000       28,350      .38
Cadiz Inc. (USA) /1//2/                                                                              2,300,000       19,711      .27
Anthracite Capital, Inc. (USA)                                                                       1,650,000       17,160      .23
Unibail (France)                                                                                       222,000       11,019      .15
Castellum AB (Sweden)                                                                                1,114,286       10,164      .14
Annaly Mortgage Management, Inc. (USA)                                                                 450,000        6,503      .09
Sponda Oyj (Finland)                                                                                   900,400        3,526      .05

WIRELESS TELECOMMUNICATION SERVICES  -  1.26%
Tele Centro Oeste Celular Participacoes SA,                                                          4,700,000       23,265      .31
 preferred nominative (ADR) (Brazil)
GLOBE TELECOM, Inc. (Philippines) /1/                                                                1,333,999       16,268
GLOBE TELECOM, Inc. (PDR) /1/ (3)                                                                       28,000          328      .22
Total Access Communication PCL (Thailand) /1/                                                        8,385,800       12,495      .17
Tele Celular Sul Participacoes SA, preferred                                                           939,900        9,775
 nominative (ADR) (Brazil)
Tele Celular Sul Participacoes SA, ordinary nominative                                           2,210,000,000        1,985      .16
Tele Nordeste Celular Participacoes SA, preferred                                                      583,600       10,505      .14
 nominative (ADR) (Brazil)
Tele Norte Celular Participacoes SA, preferred                                                         270,400        5,511      .07
 nominative (ADR) (Brazil)
Telemig Celular Participacoes SA, preferred                                                            213,600        4,849      .07
 nominative (ADR) (Brazil)
Tele Leste Celular Participacoes SA, preferred                                                         350,000        4,305      .06
 nominative (ADR) (Brazil) /1/
iTouch PLC (United Kingdom) /1/                                                                      8,400,000        1,976      .03
M-Cell Ltd. (South Africa)                                                                           1,301,000        1,912      .03

TRANSPORTATION INFRASTRUCTURE  -  1.12%
SembCorp Logistics Ltd. (Singapore)                                                                 37,359,200       38,076      .52
Jiangsu Expressway Co. Ltd., Class H (China)                                                        79,250,000       14,633      .20
Zhejiang Expressway Co. Ltd., Class H (China)                                                       63,900,000       14,011      .19
International Container Terminal Services,                                                      $    5,905,000        7,588      .10
 Inc., 1.75% convertible debentures 2004
 (Philippines) (3)
Grupo Aeroportuario del Sureste, SA de CV,                                                             635,000        5,969      .08
 Class B (ADR) (Mexico) /1/
New World Infrastructure Ltd. (Hong Kong)                                                            5,000,000        2,116      .03

ELECTRICAL EQUIPMENT  -  1.07%
Wilson Greatbatch Technologies, Inc. (USA) /1/                                                         735,000       21,535      .29
Littelfuse, Inc. (USA) /1/                                                                             800,000       17,704      .24
LG Cable Ltd. (South Korea)                                                                          1,192,000       12,847      .18
Kingboard Chemical Holdings Ltd. (Hong Kong) /2/                                                    27,720,000       12,351
Kingboard Chemical Holdings Ltd., warrants,                                                          2,772,000           82      .17
 expire 2003 /1//2/
Citizen Electronics Co., Ltd. (Japan)                                                                  184,800        6,903      .09
C&D Technologies, Inc. (USA)                                                                           220,000        4,048      .06
Digital Electronics Corp. (Japan)                                                                      175,000        2,497      .03
Integrated Production and Test Engineering                                                             201,202          788      .01
 (Belgium) /1/

IT CONSULTING & SERVICES  -  0.98%
Titan Corp. (USA) /1/                                                                                1,780,000       34,888      .47
NEC Soft, Ltd. (Japan)                                                                                 198,100       19,373      .26
AU-System AB (Sweden) /1//2/                                                                         6,370,000        4,648      .06
HiQ International AB (Sweden) /2/                                                                    2,820,000        3,957      .06
Lynx Group PLC (United Kingdom)                                                                      2,339,481        2,847      .04
Alphameric PLC (United Kingdom)                                                                      4,925,000        2,752      .04
Hughes Software Systems Ltd. (India)                                                                   339,379        1,365      .02
Enea Data AB (Sweden)                                                                                4,486,000        1,343      .02
Brime Technologies (France) /1/                                                                         35,000          848
Brime Technologies, warrants, expire 2002 /1/                                                           70,000           13      .01

METALS & MINING  -  0.93%
Hoganas AB, Class B (Sweden)                                                                         2,170,000       30,858      .42
Gabriel Resources Ltd. (Canada) /1//2/                                                               4,700,000       11,818
Gabriel Resources Ltd. /1//2/(3)(4)                                                                    560,000        1,197      .17
SGL Carbon AG (Germany) /1/                                                                            500,000        8,060      .11
Aur Resources Inc. (Canada) /1/                                                                      4,586,000        7,203      .10
First Quantum Minerals Ltd. (Canada) /1//2/                                                          2,540,000        3,941      .05
Minmet PLC (Ireland) /1/(3)                                                                         15,748,327        2,698
Minmet PLC /1/                                                                                       5,350,000          917      .05
Avocet Mining PLC (United Kingdom) /1//2/(3)                                                         2,750,000          566
Avocet Mining PLC /1//2/                                                                               950,000          196      .01
Thistle Mining Inc. (Canada) /1//2/                                                                  6,264,309          635      .01
Arcon International Resources PLC (Ireland) /1/                                                     11,798,000          607      .01
Bema Gold Corp., warrants, expire 2001                                                               2,200,000           51      .00
 (Canada) /1/(3)(4)

INTERNET & CATALOG RETAIL  -  0.81%
School Specialty, Inc. (USA) /1//2/                                                                  1,130,000       34,533      .47
dELiA*s Corp., Class A (USA) /1//2/                                                                  2,750,000       14,685      .20
Internet Auction Co. Ltd. (South Korea) /1/                                                            558,643        5,763      .08
RedEnvelope, Inc., Series E, convertible                                                             2,525,124        5,000      .06
 preferred (USA) /1//2/(3)(4)

FOOD & DRUG RETAILING  -  0.80%
Performance Food Group Co. (USA) /1/                                                                 1,460,000       41,654      .56
Jean Coutu Group (PJC) Inc., Class A (Canada)                                                          500,000        8,354      .11
Whole Foods Market, Inc. (USA) /1/                                                                     250,000        7,852      .11
Migros Turk TAS (Turkey)                                                                            21,647,575        1,164      .02

FOOD PRODUCTS  -  0.75%
IAWS Group PLC (Ireland)                                                                             3,400,000       24,864      .33
Hain Celestial Group, Inc. (USA) /1/                                                                   670,450       12,343      .17
Cheil Jedang Corp. (South Korea)                                                                       350,000       10,212      .14
PT Indofood Sukses Makmur Tbk (Indonesia)                                                          109,321,500        8,175      .11

ENERGY EQUIPMENT & SERVICES  -  0.67%
Newpark Resources, Inc. (USA) /1/                                                                    3,250,000       21,937      .30
Rowan Companies, Inc. (USA) /1/                                                                      1,210,500       14,986      .20
Enerflex Systems Ltd. (Canada)                                                                         625,000        7,719      .11
Hydril Co. (USA) /1/                                                                                   317,500        4,423      .06

COMPUTERS & PERIPHERALS  -  0.66%
O2Micro International Ltd. (USA) /1/                                                                 1,253,600       16,485      .22
C Technologies AB (Sweden) /1//2/                                                                    2,946,600        7,222      .10
Opticom ASA (Norway) /1/                                                                               300,000        6,120      .08
Pinnacle Systems, Inc. (USA) /1/                                                                     2,050,000        5,966      .08
Computer Access Technology Corp. (USA) /1//2/                                                        1,000,000        5,150      .07
Psion PLC (United Kingdom)                                                                           7,949,865        4,472      .06
Sotec Co. Ltd. (Japan) (3)                                                                               2,526        2,184      .03
Kyoden Co., Ltd. (Japan)                                                                               246,000          847      .01
LPKF Laser & Electronics AG (Germany)                                                                   65,171          261      .01
Universal Scientific Industrial Co., Ltd. (Taiwan)                                                         898            -        -

HOUSEHOLD DURABLES  -  0.55%
Fisher & Paykel Industries Ltd. (New Zealand)                                                        2,500,000       12,634      .17
Palm Harbor Homes, Inc. (USA) /1/                                                                      663,906       12,415      .17
Ekornes ASA (Norway)                                                                                 1,670,000       11,952      .16
Techtronic Industries Co. Ltd. (Hong Kong)                                                          11,890,000        3,735      .05

DIVERSIFIED TELECOMMUNICATION SERVICES  -  0.50%
Sigma Networks, Series C, convertible preferred                                                      4,700,000        9,729      .13
 (USA) /1/(3)(4)
Perusahaan Perseroan (Persero) PT Indonesian                                                           850,000        7,038      .09
 Satellite Corp. Tbk (ADR) (Indonesia)
Multiplex, Inc., Series C, convertible                                                               1,358,696        6,658      .09
 preferred (USA) /1/(3)(4)
Cable Satisfaction International Inc.,                                                               2,500,000        5,621      .08
 Class A (Canada) /1/
Cogent Communications, Inc., Series B,                                                               1,098,901        5,000      .07
 convertible preferred (USA) /1/ (3) (4)
Global Light Telecommunications Inc. (Canada) /1/                                                      600,000        1,230      .02
CESKE RADIOKOMUNIKACE, AS (GDR) (Czech Republic) (3)                                                   113,300          821      .01
CoreExpress, Inc., Series C, convertible                                                               445,128          550      .01
 preferred (USA) /1/(3)(4)
Focal Communications Corp. (USA) /1/                                                                   186,800           54      .00
Highpoint Telecommunications Inc. (Canada) /1/                                                       1,322,000           17      .00
Enitel ASA, warrants, expire 2004 (Norway) /1/(4)                                                       46,250            -        -

MACHINERY  -  0.46%
Miura Co., Ltd. (Japan)                                                                              1,440,000       19,739      .27
Yushin Precision Equipment Co., Ltd. (Japan)                                                           542,400       10,221      .14
LTG Technologies PLC (United Kingdom) /1/                                                            3,500,000        2,059      .03
JOT Automation Group Oyj (Finland)                                                                   4,115,000        1,574      .02
THK Co., Ltd. (Japan)                                                                                   27,000          272      .00

AEROSPACE & DEFENSE  -  0.45%
Mercury Computer Systems, Inc. (USA) /1/                                                               880,000       33,044      .45

MARINE  -  0.33%
Neptune Orient Lines Ltd. (Singapore) /1/                                                           33,500,000       15,175      .21
Tsakos Energy Navigation Ltd. ASA (formerly                                                            682,903        9,236      .12
 MIF Ltd.) (Norway) /1//2/

CONSTRUCTION & ENGINEERING  -  0.30%
Kyowa Exeo Corp. (Japan)                                                                             2,550,000       22,326      .30

AUTO COMPONENTS  -  0.30%
Midas, Inc. (USA) /2/                                                                                  903,000        8,940      .12
Koito Manufacturing Co., Ltd. (Japan)                                                                1,670,000        6,098      .08
Exedy Corp. (Japan)                                                                                    800,000        3,902      .05
NOK Corp. (Japan)                                                                                      625,000        3,226      .05

ROAD & RAIL  -  0.27%
RailAmerica, Inc. (USA) /1/(3)                                                                       1,000,000       12,500
RailAmerica, Inc. /1/                                                                                  150,000        1,875      .19
C.H. Robinson Worldwide, Inc. (USA)                                                                    200,000        5,792      .08

PAPER & FOREST PRODUCTS  -  0.26%
M-real Oyj (formerly Metsa-Serla Oyj), Class B (Finland)                                             2,610,000       11,861      .16
Sumitomo Forestry Co., Ltd. (Japan)                                                                  1,150,000        6,757      .09
PT Indah Kiat Pulp & Paper Corp. Tbk (Indonesia) /1/                                                30,707,000          633      .01

OTHER INDUSTRIES  -  1.87%
Aderans Co. Ltd. (Japan)                                                                               356,000       13,447      .18
Intertape Polymer Group Inc. (Canada) /1/ /2/                                                        1,700,000       12,920      .18
Phillips-Van Heusen Corp. (USA)                                                                      1,200,000       11,880      .16
MEDION AG (Germany)                                                                                    374,400       11,490      .16
Geberit AG (Switzerland)                                                                                46,000        9,086      .12
Ratchaburi Electricity Generating                                                                   23,100,000        8,336      .11
 Holding PCL (Thailand) /1/
Dillard's, Inc., Class A (USA)                                                                         509,000        6,703      .09
Kumgang Korea Chemical Co., Ltd. (South Korea)                                                         115,000        6,294      .09
Bajaj Auto Ltd. (India)                                                                              1,185,771        6,125
Bajaj Auto Ltd. (GDR)                                                                                   13,000           74      .08
Concord Camera Corp. (USA) /1//2/                                                                    1,400,800        6,136      .08
Puerto Rican Cement Co., Inc. (USA)                                                                    250,000        6,050      .08
Grupo Auxiliar Metalurgico, SA (Spain) /1/                                                             400,000        5,464      .08
SkyWest, Inc. (USA)                                                                                    325,000        5,434      .07
Zebra Technologies Corp., Class A (USA) /1/                                                            120,000        4,495      .06
BriteSmile, Inc. (USA) /1/(3)                                                                          747,000        4,482      .06
Gladstone Capital Corp. (USA) /1/                                                                      256,000        4,132      .06
Sixt AG (Germany)                                                                                      331,136        2,262
Sixt AG, nonvoting preferred                                                                           294,768        1,611      .05
Atlas Air Worldwide Holdings, Inc. (USA) /1/                                                           325,000        3,201      .04
Mahindra & Mahindra Ltd. (GDR) (India)                                                               1,795,948        1,931
Mahindra & Mahindra Ltd.                                                                               804,052          901      .04
Sabate Diosos SA (France) /1/                                                                          160,000        1,792      .02
Keppel Telecommunications & Transportation Ltd. (Singapore)                                          2,567,800        1,418      .02
EUROBIKE AG (Germany) /2/                                                                              364,000        1,342      .02
African Lakes PLC (United Kingdom) /1//2/                                                            7,586,900        1,165      .02

MISCELLANEOUS  -  4.14%
Other equity securities in initial period of acquisition                                                            305,088     4.14
TOTAL EQUITY SECURITIES (cost: $8,439,708,000)                                                                    6,647,728    90.13



                                                                                                    Principal       Market  Percent
                                                                                                       Amount        Value   of Net
Short-Term Securities                                                                                   (000)        (000)   Assets

Corporate Short-Term Notes  -  6.12%
Verizon Network Funding Corp. 2.90% due 10/19/2001                                                     $44,500      $44,432
Verizon Global Funding Corp. 3.47% due 10/2/2001                                                        14,300       14,297     .80%
Danske Corp. Inc. 2.40%-3.63% due 10/9-11/27/2001                                                       50,000       49,870      .67
Monte Rosa Capital Corp. 2.60%-3.52%                                                                    40,000       39,954      .54
 due 10/4-10/22/2001 (3)
Spintab Swedmortgage AB 3.45%-3.48% due 10/16/2001                                                      35,200       35,146      .48
CBA (Delaware) Finance Inc. 3.51% due 10/4/2001                                                         25,000       24,990      .34
Export Development Corp. 3.40% due 10/15/2001                                                           25,000       24,965      .34
Electricite de France 2.90% due 10/19/2001                                                              25,000       24,962      .34
American Honda Finance Corp. 2.50%-3.48%                                                                25,000       24,947      .34
 due 10/10-11/9/2001
Stadshypotek AB 3.44% due 10/22/2001 (3)                                                                25,000       24,947      .34
Walt Disney Co. 3.82% due 11/9/2001                                                                     25,000       24,893      .34
Abbott Laboratories 3.44% due 10/23/2001 (3)                                                            21,800       21,752      .29
Westpac Trust Securities NZ Ltd. 3.50% due 10/5/2001                                                    21,400       21,390      .29
Bayer Corp. 3.49% due 10/11/2001 (3)                                                                    16,300       16,283      .22
Rio Tinto America, Inc. 3.48% due 10/16/2001 (3)                                                        15,330       15,306      .21
Abbey National North America 2.43%-3.38% due 10/24/2001                                                 15,000       14,975      .20
UBS Finance (Delaware) Inc. 2.53% due 10/22/2001                                                        12,500       12,481      .17
Novartis Finance Corp 3.45% due 10/10/2001 (3)                                                          10,500       10,490      .14
Park Avenue Receivables Corp. 3.51% due 10/1/2001 (3)                                                    5,500        5,500      .07

Federal Agency Discount Notes  -  3.22%
Federal Home Loan Banks 3.34%-3.59% due 10/5-11/23/2001                                                 87,646       87,526     1.19
Fannie Mae 2.20%-3.53% due 10/1-12/20/2001                                                              84,504       84,276     1.14
Freddie Mac 2.10%-3.59% due 10/2-12/20/2001                                                             65,300       65,222      .89

U.S. Treasuries  -  0.37%
U.S. Treasury Bills 2.29%-3.155% due 12/13/2001                                                         27,700       27,568      .37

Certificates of Deposit  -  0.20%
Soci+A786ete Generale 3.52% due 10/1/2001                                                               14,800       14,800      .20

Non-U.S. Currency  -  0.04%
New Taiwanese Dollar                                                                            NT$     97,361        2,825      .04

TOTAL SHORT-TERM SECURITIES (cost: $733,966,000)                                                                    733,797     9.95


TOTAL INVESTMENT SECURITIES (cost: $9,173,674,000)                                                                7,381,525   100.08
Excess of payables over cash and receivables                                                                          6,104      .08

NET ASSETS                                                                                                       $7,375,421  100.00%

/1/ Non-income-producing security.
/2/ Represents an affiliated company as
defined under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers;
    resale to the public may require registration.
(4) Valued under procedures established by the Board of Directors.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
PDR = Philippine Depositary Receipts


SMALLCAP World Fund


Equity Securities Appearing in the Portfolio
Since March 31, 2001
Aderans
Advanced Fibre Communications
AmSurg
Anadolu Efes Biracilik ve Malt Sanayii
Anchor Gaming
Annaly Mortgage Management
Anthracite Capital
Arbitron
Arcadia Group
ASE Test
Asian Paints (India)
Atlas Air Worldwide Holdings
Aur Resources
AU-System
Autonomy
AXT
BEC World
BriteSmile
C&D Technologies
Cable Satisfaction International
Capio
Carrere Group
Cheil Communications
Circuit City Stores - CarMax Group
Citizen Electronics
Citizens Banking
Cognos
CoStar Group
Cott
Creo Products
dELiA*s
Digitas
EarthLink
Education Management
Ekornes
Emmis Communications
Faraday Technology
Filtronic
Finisar
Geberit
Gladstone Capital
Globo Cabo
HiQ International
HPL Technologies
Hughes Software Systems
i2 Technologies
Innovation Group
Integra LifeSciences Holdings
Internet Auction
Internet Security Systems
J.D. Edwards
Jenoptik
Kumgang Korea Chemical
Lumenis
Medarex
Merix
Micromuse
Multilink Technology
National Instruments
National Petrochemical
Neptune Orient Lines
Netegrity
NetScreen Technologies
Opticom
Oslo Bors Holding
Polaris Software Lab
Professional Detailing
Q-Med
Quest Software
RailAmerica
Ratchaburi Electricity Generating Holding
Resources Connection
Rogers
Sabate Diosos
Salix Pharmaceuticals
SGL Carbon
SonicWALL
Sulzer Medica
Sumitomo Forestry
SwitchCore
Techtronic Industries
TIBCO Software
Titan
Total Access Communication
TriQuint Semiconductor
TriZetto Group
Verisity
Vitesse Semiconductor
West Coast Bancorp
Whole Foods Market
Zarlink Semiconductor
Zebra Technologies






Equity Securities Eliminated from
the Portfolio Since March 31, 2001

@Comm
Acer Display Technology
ACLARA BioSciences
Adcore
AirGate PCS
Allgon
Alma Media
American Classic Voyages
ANADIGICS
Andrx
AnnTaylor Stores
Annuity and Life Re (Holdings)
Applied Micro Circuits
ARBOmedia.net
Ask Jeeves
ASKUL
AVANT Immunotherapeutics
Barrett Resources
Beeson Gregory Group
BETandWIN.com Interactive Entertainment
Borussia Dortmund
Bricsnet
Broadbase Software
Canadian Hunter Exploration
Cawachi
ChipPAC
Chrysalis Group
CINAR
Clark/Bardes Holdings
Class Editori
Commtouch Software
Computer Motion
ComROAD
Corvas International
CoSine Communications
Cost Plus
Critical Path
Cross Systems
CTS
CV Therapeutics
Dallas Semiconductor
Day Interactive Holding
Digex
digital advertising
Digital Bros
Dogan Yayin Holding
DuPont Photomasks
Dynarc
easyJet
Eclipsys
Electronics for Imaging
ELMOS Semiconductor
Elron Electronic Industries
Encal Energy
Ensign Resource Service Group
Envoy Communications Group
Equinix
ERG
EXE Technologies
FI System
First Republic Bank
Fitness First
Flashcom
gameplay
Garnet Systems
Gaumont
GlobeSpan
Grupo Casa Saba
GSI Lumonics
GTR Group
Guillemot
H5B5 Media
Harleysville Group
HighWave Optical Technologies
Hilb, Rogal and Hamilton
Hokkaido Coca-Cola Bottling
Homeplace of America
Horizon Offshore
HS Resources
Hurricane Hydrocarbons
ImagicTV
I-many
Imax
IMPSAT Fiber Networks
Industriforvaltnings AB Kinnevik
Infosources
Inktomi
Integra
Internet Gold - Golden Lines
Internolix AG Electronic Business Software & Solutions
InterTrust Technologies
ISS-International Service System
IXLA
Jo-Ann Stores
Johnnic Holdings
Kanamoto
Kinepolis Group
Kinki Coca-Cola Bottling
Kinowelt Medien
Kipling Holding
Kopin
Launch Media
LifeMinders
Locus
LookSmart
MAF Bancorp
Malaysian Pacific Industries
Manugistics Group
Matrix Pharmaceutical
MCSi
Metalink
Metron Technology
Mikasa Coca-Cola Bottling
MKC-STAT
Modern Times Group
Mogul.com Group
MSC Industrial Direct
Music Choice Europe
Myriad Genetics
Nadro
NeoRx
New Skies Satellites
Nobel Biocare
Novatel Wireless
Numerical Technologies
Odfjell
OmniSky
ONYX Software
OpenTV
Optoma
Orckit Communications
Owens-Illinois
Pacific Century Financial
Papa John's International
PCA
Pentamedia Graphics
Pharmacyclics
Photronics
Pixelpark
Plasmon
Plaut
Polaroid
Prime Network
Primedia
ProBusiness Services
Procomp Informatics
QuickLogic
QXL ricardo
RADVision
Rent-Way
RTV Family Entertainment
RTX Telecom
Sanmina
SAVVIS Communications
Scandic Hotels
secunet Security Networks
SecureNet
Selecta Group
Senior
Shop At Home
Siliconware Precision Industries
SIPEX
SMG
SNT Group
Southern Star Group
SportsLine.com
Stolt-Nielsen
Stratos Global
Take-Two Interactive Software
Tamedia
TDC SOFTWARE ENGINEERING
Teamtalk.com Group
Teligent
Think Tools
Tioga Technologies
TOD'S
Topdanmark
Trafficmaster
Trigon Healthcare
TTI Team Telecom International
Tubos de Acero de Mexico
Tumbleweed Communications
TV-Loonland
Uecomm
United Broadcasting
United Energy
United Television
Universal Access
Utfors
UTI Energy
VCL Film  + Medien
Versata
VersaTel Telecom International
Versicor
Vimpel-Communications
VTech Holdings
VxTel
Woodland
WWL Internet
Yamatake
Yapi ve Kredi Bankasi
York International
Zee Telefilms
Zenith National Insurance
Zenrin


SMALLCAP World Fund, Inc.
Financial statements

Statement of assets and liabilities
at September 30, 2001                                                   (dollars in       thousands)
Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $6,868,988)                                $5,899,791
  Affiliated issuers (cost: $2,304,686)                                   1,481,734       $7,381,525
 Cash                                                                                            682
 Receivables for -
  Sales of investments                                                       60,885
  Sales of fund's shares                                                     10,692
  Dividends and interest                                                      6,572           78,149
                                                                                           7,460,356
Liabilities:
 Payables for -
  Purchases of investments                                                   65,682
  Repurchases of fund's shares                                               11,402
  Management services                                                         4,408
  Other expenses                                                              3,443           84,935
Net assets at September 30, 2001                                                          $7,375,421

 Total authorized capital stock -
 800,000,000 shares, $0.01 par value
 Class A shares:
  Net assets                                                                              $7,264,601
  Shares outstanding                                                                     390,142,719
  Net asset value per share                                                                   $18.62
 Class B shares:
  Net assets                                                                                 $86,462
  Shares outstanding                                                                       4,704,577
  Net asset value per share                                                                   $18.38
 Class C shares:
  Net assets                                                                                 $16,938
  Shares outstanding                                                                         924,044
  Net asset value per share                                                                   $18.33
 Class F shares:
  Net assets                                                                                  $7,420
  Shares outstanding                                                                         398,996
  Net asset value per share                                                                   $18.60







Statement of operations
for the year ended September 30, 2001                                   (dollars in       thousands)

Investment income:
 Income:
  Dividends (including $8,154 from affiliates)                              $58,027
  Interest                                                                   55,142         $113,169

 Expenses:
  Management services fee                                                    69,100
  Distribution expenses - Class A                                            24,205
  Distribution expenses - Class B                                               871
  Distribution expenses - Class C                                                58
  Distribution expenses - Class F                                                 6
  Transfer agent fee - Class A                                               13,960
  Transfer agent fee - Class B                                                  150
  Administrative services fees - Class C                                         35
  Administrative services fees - Class F                                          9
  Reports to shareholders                                                     1,106
  Registration statement and prospectus                                         718
  Postage, stationery and supplies                                            2,032
  Directors' fees                                                                45
  Auditing and legal fees                                                        95
  Custodian fee                                                               1,870
  Taxes other than federal income tax                                           345
  Other expenses                                                                136          114,741
 Net investment loss                                                                          (1,572)

Realized loss and unrealized
 depreciation on investments:
 Net realized loss (including $3,758                                                      (1,118,567)
 net gain from affiliates)
 Net unrealized depreciation on investments:                                              (5,126,253)
  Net realized loss and
   unrealized depreciation
   on investments                                                                         (6,244,820)
 Net decrease in net assets resulting
  from operations                                                                        $(6,246,392)









Statement of changes in net assets                                      (dollars in       thousands)


                                                                      Year ended September 30
                                                                                2001             2000
Operations:
 Net investment loss                                                        $(1,572)           $(399)
 Net realized (loss) gain on investments                                 (1,118,567)       2,020,774
 Net unrealized (depreciation) appreciation
  on investments                                                         (5,126,253)       1,325,802
  Net (decrease) increase in net assets
   resulting from operations                                             (6,246,392)       3,346,177
Dividends and distributions paid to
 shareholders:
 Dividends from net investment income:
  Class A                                                                       -             (4,625)
 Distributions from net realized gain on investments:
  Class A                                                                (1,832,488)        (186,549)
  Class B                                                                   (11,921)             -
   Total dividends and distributions                                     (1,844,409)        (191,174)

Capital share transactions:
 Proceeds from shares sold                                                1,846,677        3,963,616
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                       1,765,572          183,491
 Cost of shares repurchased                                              (2,316,728)      (2,113,947)
  Net increase in net assets resulting
   from capital share transactions                                        1,295,521        2,033,160
 Total (decrease) increase in net assets                                 (6,795,280)       5,188,163

Net assets:
 Beginning of year                                                       14,170,701        8,982,538
 End of year (including
  distributions in excess of
  net investment income: $(17,883) and $(2,999),
  respectively)                                                          $7,375,421      $14,170,701

See Notes to Financial Statements

Notes to financial statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 2001, non-U.S. taxes paid were $4,384,000. Realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. In addition, the fund also provides for non-U.S. taxes on unrealized gain in these countries.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $2,493,000 for the year ended September 30, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of September 30, 2001, the cost of investment securities for federal income tax reporting purposes was $9,213,321,000. Net unrealized depreciation on investments aggregated $1,831,796,000; $1,070,256,000 related to appreciated securities and $2,902,052,000 related to depreciated securities. The fund had available at September 30, 2001, a net capital loss carryforward totaling $53,865,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. The fund has recognized, for tax purposes, net losses relating to non-U.S. currency transactions totaling $2,345,000 which were realized during the period November 1, 1999 through September 30, 2000. In addition, the fund has deferred, for tax purposes, to fiscal year ending September 30, 2002, the recognition of net capital losses and losses relating to non-U.S. currency transactions totaling $1,055,964,000 and $2,176,000, respectively, which were realized during the period November 1, 2000 through September 30, 2001. Net losses related to non-U.S. currency transactions of $2,493,000 were treated as an adjustment to ordinary income for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $69,100,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.80% per annum of the first $1 billion of daily net assets decreasing to 0.595% of such assets in excess of $27 billion. For the year ended September 30, 2001, the management services fee was equivalent to an annualized rate of 0.66% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the year ended September 30, 2001, aggregate distribution expenses were $24,205,000, or 0.23% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended September 30, 2001, aggregate distribution expenses were $871,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended September 30, 2001, aggregate distribution expenses were $58,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended September 30, 2001, aggregate distribution expenses were $6,000, or 0.25% of average daily net assets attributable to Class F shares.

As of September 30, 2001, aggregate distribution expenses payable to AFD were $1,866,000.

AFD received $3,339,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended September 30, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $14,110,000 was incurred during the year ended September 30, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of September 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $926,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended September 30, 2001, total fees under the agreement were $44,000. As of September 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $6,000.

DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of September 30, 2001, the cumulative amount of these liabilities was $339,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,774,225,000 and $5,861,095,000, respectively, during the year ended September 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended September 30, 2001, the custodian fee of $1,870,000 includes $220,000 that was paid by these credits rather than in cash.

For the year ended September 30, 2001, the fund reclassified $9,412,000 from undistributed net investment income and $149,294,000 from undistributed net realized gains to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of September 30, 2001, net assets consisted of the following:

                                                                             (dollars in thousands)
Capital paid in on shares of capital stock                                              $10,304,582
Distributions in excess of net investment income                                            (17,883)
Accumulated net realized loss                                                            (1,119,123)
Net unrealized depreciation                                                              (1,792,155)
Net assets                                                                               $7,375,421



Capital share transactions in the fund were as follows:

                                                                    Year ended September 30, 2000
                                                                           Amount (000)            Shares
Class A Shares:
Sold                                                                   $   1,723,568       $65,277,197
Reinvestment of dividends and distributions                                1,753,884        62,976,066
Repurchased                                                               (2,289,551)      (88,421,621)
Net increase in Class A                                                    1,187,901        39,831,642
Class B Shares: /1/
Sold                                                                          75,764         2,886,261
Reinvestment of dividends and distributions                                   11,688           422,559
Repurchased                                                                  (10,348)         (416,090)
!Net increase in Class B                                                      77,104         2,892,730
Class C Shares: /2/
Sold                                                                          21,774           949,942
Repurchased                                                                     (564)          (25,898)
Net increase in Class C                                                       21,210           924,044
Class F Shares: /3/
Sold                                                                          25,571         1,085,083
Repurchased                                                                  (16,265)         (686,087)
 Net increase in Class F                                                       9,306           398,996
Total net increase in fund                                                $1,295,521       $44,047,412





                                                                    Year ended September 30, 2000
                                                                           Amount (000)            Shares
Class A Shares:
Sold                                                                   $   3,888,554       $93,925,074
Reinvestment of dividends and distributions                                  183,491         5,078,543
Repurchased                                                               (2,113,104)      (52,446,774)
Net increase in Class A                                                    1,958,941        46,556,843
Class B Shares: /1/
Sold                                                                          75,062         1,832,770
Reinvestment of dividends and distributions                                      -                 -
Repurchased                                                                     (843)          (20,923)
Net increase in Class B                                                       74,219         1,811,847
Class C Shares: /2/
Sold                                                                             -                 -
Repurchased                                                                      -                 -
Net increase in Class C                                                         -                 -
Class F Shares: /3/
Sold                                                                             -                 -
Repurchased                                                                      -                 -
Net increase in Class F                                                         -                 -
Total net increase in fund                                                $2,033,160       $48,368,690

/1/ Class B shares were not offered before March 15, 2000.
/2/ Class C and Class F shares were not offered before March 15, 2001.

6. TRANSACTIONS WITH AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended September 30, 2001 is as follows:





                                                          Beginning
Company                                                      Shares       Purchases               Sales


African Lakes                                             4,286,900       3,300,000                   -
AimGlobal Technologies                                            -         650,000                   -
Alphameric/1/                                             5,262,009               -             337,009
American Classic Voyages/1/                               1,340,000               -           1,340,000
ANADIGICS/1/                                                      -       1,750,000           1,750,000
Ando Electric/1/                                          1,700,000               -             666,000
Arch Coal/1/                                              2,000,000               -           2,000,000
Arthur J. Gallagher/1/                                    2,370,400       2,320,400           1,690,800
Aspect Medical Systems                                    1,117,000          20,000                   -
Aspen Technology                                            150,000       1,625,000             150,000
AudioCodes                                                        -       2,300,000                   -
AU-System                                                         -       6,370,000                   -
Autobytel/1/                                                      -       1,320,000             244,400
Avigen                                                      200,400         849,600                   -
Avocet Mining                                             3,850,000               -             150,000
Bally Total Fitness Holding/1/                            1,360,500          69,700                   -
Baltimore Technologies/1/                                21,761,300               -          13,922,300
BKN International                                           325,000         175,000                   -
Black Box                                                 1,218,000               -             134,000
Borussia Dortmund/1/                                              -       1,267,500           1,267,500
BridgeSpan                                                1,770,000               -                   -
BRIT AIR Group/1/                                            81,650               -              81,650
BRL Hardy                                                 8,473,497         836,569             641,828
C Technologies                                                    -       2,946,600                   -
Cabre Exploration/1/                                      1,099,000               -           1,099,000
Cadiz                                                     2,232,000          68,000                   -
Cairn Energy/1/                                          11,000,000               -           5,970,000
Caliper Technologies                                        460,000       1,188,500             100,000
Cambrex                                                   1,400,000         280,000             200,000
Cellegy Pharmaceuticals/1/                                        -         825,000                   -
Cheesecake Factory/1/                                     1,808,250         804,125             200,000
Chieftain International/1/                                  970,000               -             970,000
CIMA LABS/1/                                                617,200               -                   -
Claims Direct/1/                                         12,048,625               -          12,048,625
Computer Access Technology                                        -       1,000,000                   -
Concord Camera                                                    -       1,600,000             199,200
CoSine Communications/1/                                  2,722,918       2,765,700           5,488,618
Cost Plus/1/                                              1,059,100         210,000           1,269,100
CTS/1/                                                      960,000       1,100,000           2,060,000
D Interactive/1/                                             10,000         493,500               3,666
DDi                                                               -       3,100,000                   -
dELiA*s                                                           -       2,750,000                   -
DFS Furniture                                             5,682,700       1,025,000             228,830
diCarta                                                   1,650,165               -                   -
Documentum                                                1,145,000       1,551,900             330,000
DSP Group                                                 1,211,000         400,000             200,000
Education Management                                              -       1,625,000                   -
Elantec Semiconductor                                             -       1,200,000                   -
Enea Data/1/                                             10,021,000               -           5,535,000
Envoy Communications Group/1/                               996,000               -             996,000
EUROBIKE                                                    364,000               -                   -
E.W. Blanch Holdings/1/                                     860,000               -             860,000
Exar                                                        403,400       2,121,600                   -
Extended Stay America                                     6,190,000               -                   -
Faraday Technology                                                -       7,000,000                   -
First Quantum Minerals                                            -       2,540,000                   -
Fisher & Paykel Industries/1/                             7,318,050               -           4,818,050
Gabriel Resources                                         4,700,000         560,000                   -
gameplay/1/                                                       -       3,500,000           3,500,000
Generex Biotechnology                                     1,079,000         164,467                   -
Genetronics Biomedical                                    1,650,000         440,000                   -
Great Eastern Shipping/1/                                13,255,200               -          13,255,200
Hana Microelectronics                                     8,600,000               -                   -
HiQ International                                                 -       2,820,000                   -
HNC Software                                              1,746,000         343,000                   -
HotJobs.com                                               1,551,500         798,500                   -
IDEXX Laboratories                                        2,181,300               -                   -
ILEX Oncology                                               885,000         667,500             178,000
Independent Insurance Group                              13,940,000         600,000                   -
Informatics Holdings                                              -      17,400,000             436,000
Infoteria                                                       167           2,505                   -
Inhale Therapeutic Systems/1/                             2,203,292               -           2,203,292
Integra/1/                                                2,860,085         745,000           3,605,085
International Energy Group                                4,640,000               -                   -
InternetStudios.com                                         950,000               -             156,000
Intertape Polymer Group                                   1,500,000         200,000                   -
ITE Group                                                 9,608,800       7,099,433                   -
ITG Group/1/                                              1,408,455               -             510,255
Ivanhoe Energy/1/                                         6,490,400       1,000,000           1,298,200
Jo-Ann Stores/1/                                          1,050,000               -           1,050,000
Kingboard Chemical Holdings                              27,720,000       2,772,000                   -
Lasertec/1/                                                 325,000               -              31,000
LG Cable/1/                                                       -       1,800,000             608,000
Lions Gate Entertainment                                  1,884,134         615,866                   -
Matrix Pharmaceutical/1/                                  1,500,000               -           1,500,000
MCSi/1/                                                     777,300               -             777,300
MemberWorks                                                 472,500         527,500                   -
Miadora/1/                                                1,050,841               -           1,050,841
Michaels Stores                                           1,894,600         320,400                   -
Micronic Laser Systems                                    1,202,376         117,100                   -
Midas                                                     1,050,000               -             147,000
Minmet/1/                                                29,160,527               -           8,062,200
MIPS Technologies                                                 -       2,485,000                   -
Montana Group/1/                                         13,950,000               -          13,950,000
Morton's Restaurant Group                                   415,000               -              19,000
Mosaic Group                                              2,873,300       1,600,000             187,500
NeoRx/1/                                                  1,450,000               -           1,450,000
New Focus                                                    64,400       4,897,800              32,200
Newfield Exploration/1/                                   2,750,000               -           1,950,000
Nissin                                                      575,000       1,150,000                   -
Novestra/1/                                               1,495,000               -           1,495,000
OPNET Technologies                                          312,900         732,600                   -
Optoma/1/                                                 9,750,000         230,200           9,980,200
P.F. Chang's China Bistro                                         -         765,500                   -
P4 Radio Hele Norge                                       1,648,000               -                   -
Paladin Resources                                        11,270,998               -                   -
Paramount Resources/1/                                    3,250,000               -           2,810,000
PCA/1/                                                      507,000               -             507,000
Petaluma/1/                                               1,219,950         121,995                   -
Pharmacyclics/1/                                            930,000               -             930,000
Photobition Group                                         5,200,000       1,000,000                   -
Polaris Software Lab                                              -       2,631,457                   -
Power Integrations                                          662,300       1,231,400             240,600
Prime Network/1/                                                  -             300                 300
PSD Group                                                 1,628,000               -                   -
QuickLogic/1/                                             1,435,000               -           1,435,000
RedEnvelope                                               2,525,124               -                   -
Robert Walters                                            3,500,000       1,500,000                   -
Rogers                                                            -         956,800                   -
Salix Pharmaceuticals                                             -         960,000                   -
SBS Broadcasting                                          1,457,000               -                   -
School Specialty                                          1,130,000               -                   -
Scios                                                             -       2,500,000                   -
Selectica/1/                                                      -       2,250,000             472,500
Semtech/1/                                                  900,000       2,900,000             615,745
Sharper Image                                               775,000               -                   -
SIPEX/1/                                                          -       1,450,000           1,450,000
Steak n Shake                                             1,718,750               -                   -
Stratos Lightwave                                                 -       3,700,000             112,800
Sunglass Hut International/1/                             3,200,000               -           3,200,000
SuSE Linux                                                   37,813               -                   -
Tele Celular Sul Participacoes/1/                     6,261,364,900               -       4,050,425,000
Telelogic                                                 4,708,000       8,361,500                   -
Thistle Mining                                            6,264,309               -                   -
TranSwitch                                                  750,000       4,925,000             300,000
Trimble Navigation                                        1,461,500          38,500                   -
Tsakos Energy Navigation                                    682,903               -                   -
Tullow Oil/1/                                                     -      17,734,133                   -
Tumbleweed Communications/1/                                250,000       1,250,000           1,500,000
United Therapeutics                                         780,000         625,000             100,000
Vail Resorts/1/                                           1,761,300               -             237,000
Versata/1/                                                  587,800       2,060,000           2,647,800
VTech Holdings/1/                                        12,903,208         497,000          13,400,208
webMethods                                                  105,400       3,127,300             209,400
Western Oil Sands                                                 -       2,810,000                   -
Yamaichi Electronics/1/                                     791,000               -             577,000
Zeevo                                                             -       1,587,301                   -
ZOOTS                                                             -       3,266,613                   -




                                                                                                 Market
                                                                                               Value of
                                                             Ending        Dividend          Affiliates
Company                                                      Shares          Income          at 9/30/01
                                                                              (000)               (000)

African Lakes                                             7,586,900               -            $  1,165
AimGlobal Technologies                                      650,000               -                 346
Alphameric/1/                                             4,925,000               -                   -
American Classic Voyages/1/                                       -               -                   -
ANADIGICS/1/                                                      -               -                   -
Ando Electric/1/                                          1,034,000               -                   -
Arch Coal/1/                                                      -               -                   -
Arthur J. Gallagher/1/                                    3,000,000               -                   -
Aspect Medical Systems                                    1,137,000               -              12,450
Aspen Technology                                          1,625,000               -              16,250
AudioCodes                                                2,300,000               -               4,830
AU-System                                                 6,370,000               -               4,648
Autobytel/1/                                              1,075,600               -                   -
Avigen                                                    1,050,000               -              14,396
Avocet Mining                                             3,700,000               -                 762
Bally Total Fitness Holding/1/                            1,430,200               -                   -
Baltimore Technologies/1/                                 7,839,000               -                   -
BKN International                                           500,000               -               4,235
Black Box                                                 1,084,000               -              45,615
Borussia Dortmund/1/                                              -               -                   -
BridgeSpan                                                1,770,000               -              17,558
BRIT AIR Group/1/                                                 -               -                   -
BRL Hardy                                                 8,668,238          $  776              39,555
C Technologies                                            2,946,600               -               7,222
Cabre Exploration/1/                                              -               -                   -
Cadiz                                                     2,300,000               -              19,711
Cairn Energy/1/                                           5,030,000               -                   -
Caliper Technologies                                      1,548,500               -              14,324
Cambrex                                                   1,480,000             166              49,624
Cellegy Pharmaceuticals/1/                                  825,000               -                   -
Cheesecake Factory/1/                                     2,412,375               -                   -
Chieftain International/1/                                        -               -                   -
CIMA LABS/1/                                                617,200               -                   -
Claims Direct/1/                                                  -               -                   -
Computer Access Technology                                1,000,000               -               5,150
Concord Camera                                            1,400,800               -               6,136
CoSine Communications/1/                                          -               -                   -
Cost Plus/1/                                                      -               -                   -
CTS/1/                                                            -               -                   -
D Interactive/1/                                            499,834               -                   -
DDi                                                       3,100,000               -              24,304
dELiA*s                                                   2,750,000               -              14,685
DFS Furniture                                             6,478,870           3,437              35,872
diCarta                                                   1,650,165               -              10,000
Documentum                                                2,366,900               -              19,385
DSP Group                                                 1,411,000               -              28,149
Education Management                                      1,625,000               -              49,335
Elantec Semiconductor                                     1,200,000               -              27,540
Enea Data/1/                                              4,486,000               -                   -
Envoy Communications Group/1/                                     -               -                   -
EUROBIKE                                                    364,000              75               1,342
E.W. Blanch Holdings/1/                                           -               -                   -
Exar                                                      2,525,000               -              43,682
Extended Stay America                                     6,190,000               -              89,569
Faraday Technology                                        7,000,000             115              21,837
First Quantum Minerals                                    2,540,000               -               3,941
Fisher & Paykel Industries/1/                             2,500,000               -                   -
Gabriel Resources                                         5,260,000               -              13,015
gameplay/1/                                                       -               -                   -
Generex Biotechnology                                     1,243,467               -               3,895
Genetronics Biomedical                                    2,090,000               -                 860
Great Eastern Shipping/1/                                         -               -                   -
Hana Microelectronics                                     8,600,000             477               8,825
HiQ International                                         2,820,000               -               3,957
HNC Software                                              2,089,000               -              39,064
HotJobs.com                                               2,350,000               -              14,029
IDEXX Laboratories                                        2,181,300               -              50,977
ILEX Oncology                                             1,374,500               -              36,094
Independent Insurance Group                              14,540,000             721                 214
Informatics Holdings                                     16,964,000              36               9,701
Infoteria                                                     2,672               -               5,607
Inhale Therapeutic Systems/1/                                     -               -                   -
Integra/1/                                                        -               -                   -
International Energy Group                                4,640,000             331              16,650
InternetStudios.com                                         794,000               -                  13
Intertape Polymer Group                                   1,700,000               -              12,920
ITE Group                                                16,708,233             258               3,931
ITG Group/1/                                                898,200               -                   -
Ivanhoe Energy/1/                                         6,192,200               -                   -
Jo-Ann Stores/1/                                                  -               -                   -
Kingboard Chemical Holdings                              30,492,000             391              12,433
Lasertec/1/                                                 294,000               -                   -
LG Cable/1/                                               1,192,000               -                   -
Lions Gate Entertainment                                  2,500,000               -               6,168
Matrix Pharmaceutical/1/                                          -               -                   -
MCSi/1/                                                           -               -                   -
MemberWorks                                               1,000,000               -              20,570
Miadora/1/                                                        -               -                   -
Michaels Stores                                           2,215,000               -              80,936
Micronic Laser Systems                                    1,319,476               -              12,468
Midas                                                       903,000             105               8,940
Minmet/1/                                                21,098,327               -                   -
MIPS Technologies                                         2,485,000               -              15,397
Montana Group/1/                                                  -               -                   -
Morton's Restaurant Group                                   396,000               -               3,461
Mosaic Group                                              4,285,800               -              10,695
NeoRx/1/                                                          -               -                   -
New Focus                                                 4,930,000               -              15,924
Newfield Exploration/1/                                     800,000               -                   -
Nissin                                                    1,725,000             318              34,752
Novestra/1/                                                       -               -                   -
OPNET Technologies                                        1,045,500               -               6,127
Optoma/1/                                                         -               -                   -
P.F. Chang's China Bistro                                   765,500               -              27,497
P4 Radio Hele Norge                                       1,648,000             228               3,343
Paladin Resources                                        11,270,998               -               8,089
Paramount Resources/1/                                      440,000               -                   -
PCA/1/                                                            -               -                   -
Petaluma/1/                                               1,341,945               -                   -
Pharmacyclics/1/                                                  -               -                   -
Photobition Group                                         6,200,000             156                 729
Polaris Software Lab                                      2,631,457              40               3,215
Power Integrations                                        1,653,100               -              30,119
Prime Network/1/                                                  -               -                   -
PSD Group                                                 1,628,000             446               7,542
QuickLogic/1/                                                     -               -                   -
RedEnvelope                                               2,525,124               -               5,000
Robert Walters                                            5,000,000              78               6,397
Rogers                                                      956,800               -              26,896
Salix Pharmaceuticals                                       960,000               -              12,816
SBS Broadcasting                                          1,457,000               -              23,312
School Specialty                                          1,130,000               -              34,533
Scios                                                     2,500,000               -              41,800
Selectica/1/                                              1,777,500               -                   -
Semtech/1/                                                3,184,255               -                   -
Sharper Image                                               775,000               -               7,091
SIPEX/1/                                                          -               -                   -
Steak n Shake                                             1,718,750               -              17,015
Stratos Lightwave                                         3,587,200               -              12,376
Sunglass Hut International/1/                                     -               -                   -
SuSE Linux                                                   37,813               -                 905
Tele Celular Sul Participacoes/1/                     2,210,939,900               -                   -
Telelogic                                                13,069,500               -               5,963
Thistle Mining                                            6,264,309               -                 635
TranSwitch                                                5,375,000               -              16,447
Trimble Navigation                                        1,500,000               -              22,875
Tsakos Energy Navigation                                    682,903               -               9,236
Tullow Oil/1/                                            17,734,133               -                   -
Tumbleweed Communications/1/                                      -               -                   -
United Therapeutics                                       1,305,000               -              16,391
Vail Resorts/1/                                           1,524,300               -                   -
Versata/1/                                                        -               -                   -
VTech Holdings/1/                                                 -               -                   -
webMethods                                                3,023,300               -              20,891
Western Oil Sands                                         2,810,000               -              26,705
Yamaichi Electronics/1/                                     214,000               -                   -
Zeevo                                                     1,587,301               -               4,508
ZOOTS                                                     3,266,613               -               8,167
                                                                           $  8,154        $  1,481,734
/1/Unaffiliated issuer at 9/30/2001.

Per-share data and ratios
                                                                      Class A

                                                                   Year ended
                                                                 September 30
                                                                          2001             2000     1999
Net asset value, beginning of year                                     $40.24           $29.57   $22.14
 Income from investment operations :
  Net investment income                                                - (1)            - (1)       .03
  Net (losses) gains on securities                                (16.33) (1)        11.29 ( )     8.78
 (both realized and unrealized)
   Total from investment operations                                    (16.33)           11.29     8.81
 Less distributions :
  Dividends (from net investment income)                                  -               (.02)    (.09)
  Distributions (from capital gains)                                    (5.29)            (.60)   (1.29)
   Total distributions                                                  (5.29)            (.62)   (1.38)
Net asset value, end of year                                           $18.62           $40.24   $29.57
Total return (2)                                                      (44.95)%           38.42%   41.42%
Ratios/supplemental data:
 Net assets, end of year (in millions)                                 $7,265          $14,098   $8,983
 Ratio of expenses to average net assets                                 1.09%            1.10%    1.09%
 Ratio of net income to average net assets                                -                -        .12%

                                                                   Year ended
                                                                 September 30
                                                                          1998             1997
Net asset value, beginning of year                                     $30.72           $26.92
 Income from investment operations :
  Net investment income                                                   .07              .10
  Net (losses) gains on securities                                      (6.10)            6.17
 (both realized and unrealized)
   Total from investment operations                                     (6.03)            6.27
 Less distributions :
  Dividends (from net investment income)                                 (.05)            (.12)
  Distributions (from capital gains)                                    (2.50)           (2.35)
   Total distributions                                                  (2.55)           (2.47)
Net asset value, end of year                                           $22.14           $30.72
Total return (2)                                                      (20.70)%           25.41%
Ratios/supplemental data:
 Net assets, end of year (in millions)                                 $7,102           $9,256
 Ratio of expenses to average net assets                                 1.06%            1.07%
 Ratio of net income to average net assets                                .27%             .40%

                                                                      Class B
                                                                         Year
                                                                        ended      March 15 to
                                                               September 30,     September 30,
                                                                         2001         2000 (3)
Net asset value, beginning of period                                   $40.08           $47.11
 Income from investment operations :
  Net investment loss (1)                                                (.21)            (.12)
  Net losses on securities (both                                       (16.20)           (6.91)
 realized and unrealized) (1)
   Total from investment operations                                    (16.41)           (7.03)
 Less distributions :
  Distributions (from capital gains)                                    (5.29)             -
   Total distributions                                                  (5.29)             -
Net asset value, end of period                                         $18.38           $40.08
Total return (2)                                                      (45.38)%         (14.92)%
Ratios/supplemental data:
 Net assets, end of period (in millions)                                  $86              $73
 Ratio of expenses to average net assets                                 1.89%       1.84% (4)
 Ratio of net income to average net assets                                -                -


                                                                      Class C          Class F

                                                                  March 15 to      March 15 to
                                                                September 30,    September 30,
                                                                     2001 (3)         2001 (3)
Net asset value, beginning of period                                   $23.06           $23.27
 Income from investment operations :
  Net investment loss (1)                                                (.16)            (.03)
  Net losses on securities (both                                        (4.57)           (4.64)
 realized and unrealized) (1)
   Total from investment operations                                     (4.73)           (4.67)
 Less distributions :
  Distributions (from capital gains)                                      -                -
   Total distributions                                                    -                -
Net asset value, end of period                                         $18.33           $18.60
Total return (2)                                                      (20.51)%         (20.07)%
Ratios/supplemental data:
 Net assets, end of period (in millions)                                  $17               $7
 Ratio of expenses to average net assets                            2.11% (4)        1.23% (4)
 Ratio of net income to average net assets                                -                -

Supplemental data - all classes

                                                                   Year ended
                                                                 September 30
                                                                          2001             2000     1999
Portfolio turnover rate                                                 60.48%           62.71%   50.06%

                                                                          1998             1997
Portfolio turnover rate                                                 44.31%           42.21%

1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
4) Annualized.

Independent Auditors' Report

To the Board of Directors and Shareholders of SMALLCAP World Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund,Inc. (the "Fund"), including the investment portfolio, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through September 30, 2000 and the year ended September 30, 2001 for Class B shares, and the period March 15, 2001 through September 30, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund,Inc. at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through September 30, 2000 and the year ended September 30, 2001 for Class B shares, and the period March 15, 2001 through September 30, 2001 for Class C and Class F shares, in conformity with generally accepted accounting principles in the United States of America.

Deloitte & Touche LLP

Los Angeles, California
October 30, 2001


Tax information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended September 30, 2001, the fund paid a long-term capital gain distribution of $1,843,248,000.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 100% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.




BOARD OF DIRECTORS

JOSEPH C. BERENATO
Los Angeles, California
Chairman of the Board, President and
Chief Executive Officer, Ducommun Incorporated

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former U.S.
Ambassador to Spain; former Vice Chairman,
Knight-Ridder, Inc.; former Chairman and
Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

GORDON CRAWFORD
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

JOHN G. FREUND
Palo Alto, California
Founder and Managing Director, Skyline
Ventures; former Managing Director -
Alternative Asset Management Group,
Chancellor Capital Management

E. GRAHAM HOLLOWAY
Dallas, Texas
Former Chairman of the Board,
American Funds Distributors, Inc.

LEONADE D. JONES
Burlingame, California
Co-founder, VentureThink LLC and Versura Inc.;
former Treasurer, The Washington Post Company

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company;
former President, American Public Media Group

NORMAN R. WELDON, PH.D.
Evergreen, Colorado
Managing Director, Partisan Management
Group, Inc.; former Chairman of the Board,
Novoste Corporation

GREGORY W. WENDT
San Francisco, California
President of the fund
Senior Vice President,
Capital Research Company

PATRICIA K. WOOLF, PH.D.
Princeton, New Jersey
Private investor; corporate director;
lecturer, Department of Molecular Biology,
Princeton University

OTHER OFFICERS

VINCENT P. CORTI
Los Angeles, California
Vice President of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

J. BLAIR FRANK
Los Angeles, California
Vice President of the fund
Vice President, Capital Research Company

JONATHAN KNOWLES, PH.D.
London, England
Vice President of the fund
Vice President, Capital Research Company

CHAD L. NORTON
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

DAVID A. PRITCHETT
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in SMALLCAP World Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.80% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 1.02% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.14% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of SMALLCAP World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2001, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA BDC/L/5330
Lit. No. SCWF-011-1101

[logo - American Funds(sm)]

WHAT MAKES AMERICAN FUNDS DIFFERENT?

Each of our funds is built on a tradition spanning seven decades of investing. No matter which of the American Funds you may own, you can rest assured that your fund will follow these time-tested approaches to investing your money.

- A long-term, value-oriented approach
- An unparalleled global research effort
- A unique method of portfolio management
- Experienced investment professionals
- A commitment to low operating expenses


HERE ARE THE 29 AMERICAN FUNDS:

- GROWTH FUNDS
 Emphasis on long-term growth through stocks
 AMCAP Fund(r)
 EuroPacific Growth Fund(r)
 The Growth Fund of America(sm)
 The New Economy Fund(r)
 New Perspective Fund(r)
 New World Fund(sm)
 SMALLCAP World Fund(r)

- GROWTH-AND-INCOME FUNDS
 Emphasis on long-term growth and dividends through stocks
 American Mutual Fund(r)
 Capital World Growth and Income Fund(sm)
 Fundamental Investors(sm)
 The Investment Company of America(r)
 Washington Mutual Investors Fund(sm)

- EQUITY-INCOME FUNDS
 Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
 The Income Fund of America(r)

- BALANCED FUND
 Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

- BOND FUNDS
 Emphasis on current income through bonds
 American High-Income Trust(sm)
 The Bond Fund of America(sm)
 Capital World Bond Fund(r)
 Intermediate Bond Fund of America(r)
 U.S. Government Securities Fund(sm)

- TAX-EXEMPT BOND FUNDS
 Emphasis on tax-free current income through municipal bonds
 American High-Income Municipal Bond Fund(r)
 Limited Term Tax-Exempt Bond Fund of America(sm)
 The Tax-Exempt Bond Fund of America(r)

 STATE-SPECIFIC TAX-EXEMPT FUNDS
 The Tax-Exempt Fund of California(r)
 The Tax-Exempt Fund of Maryland(r)
 The Tax-Exempt Fund of Virginia(r)

- MONEY MARKET FUNDS
 Seek stable monthly income through money market instruments
 The Cash Management Trust of America(r)
 The Tax-Exempt Money Fund of America(sm)
 The U.S. Treasury Money Fund of America(sm)

THE CAPITAL GROUP COMPANIES
Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds